Exhibit 10.26

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT (this “Agreement”), dated as of June 24, 2013, is made by and between CERBERUS BUSINESS FINANCE, LLC, as administrative agent and collateral agent under and pursuant to the First Lien Credit Agreement (as hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, the “Original First Lien Agent”), and OBSIDIAN AGENCY SERVICES, INC., as administrative agent and collateral agent under and pursuant to the Second Lien Credit Agreement (as hereinafter defined) (in such capacity, together with its successors and assigns in such capacity, the “Original Second Lien Agent”), and is acknowledged by OXFORD MINING COMPANY, LLC (“Borrower”) and the other Obligors (as hereinafter defined).

WHEREAS, Borrower, the Original First Lien Agent, and the lenders party thereto (the “Original First Lien Lenders”) have entered into that certain Financing Agreement dated as of the date hereof (such agreement as in effect on the date hereof, the “Original First Lien Credit Agreement”) pursuant to which the Original First Lien Agent and the Original First Lien Lenders have agreed, upon the terms and conditions stated therein, to make term loans and revolving credit loans to Borrower and issue or cause the issuance of letters of credit in an aggregate principal amount of up to $100,000,000 at any time outstanding. Borrower has agreed to cause Oxford Resource Partners, LP (“Parent”) and certain current and future Subsidiaries of Parent (such Subsidiaries, together with Parent, each a “Guarantor” and collectively, the “Guarantors”, and, together with Borrower, each an “Obligor” and collectively, the “Obligors”) to guarantee Borrower’s Obligations (as that term is defined in the Original First Lien Credit Agreement). The repayment of such Obligations is secured by security interests in and liens on substantially all of the assets of Borrower and the Guarantors pursuant to certain collateral documents in favor of the Original First Lien Agent, for the benefit of the First Lien Lenders (as hereinafter defined), which documents, together with the other collateral and loan documents executed and delivered in connection with the Original First Lien Credit Agreement, each as in effect on the date hereof, are referred to herein as the “Original First Lien Loan Documents”;

WHEREAS, Borrower, the Original Second Lien Agent, and the lenders party thereto (the “Original Second Lien Lenders”) have entered into that certain Financing Agreement dated as of the date hereof (such agreement as in effect on the date hereof, the “Original Second Lien Credit Agreement”) pursuant to which the Original Second Lien Agent and the Original Second Lien Lenders have agreed, upon the terms and conditions stated therein, to make term loans to Borrower in an aggregate principal amount of $75,000,000 (which amount may be increased, in the sole discretion of the Second Lien Lenders (as hereinafter defined), to $85,000,000). Borrower has agreed to cause the Guarantors to guarantee Borrower’s Obligations (as that term is defined in the Original Second Lien Credit Agreement). The repayment of such Obligations is secured by security interests in and liens on substantially all of the assets of Borrower and the Guarantors pursuant to certain collateral documents in favor of the Original Second Lien Agent, for the benefit of the Second Lien Lenders (as hereinafter defined), which documents, together with the other collateral and loan documents executed and delivered in connection with the Original Second Lien Credit Agreement, each as in effect on the date hereof, are referred to herein as the “Original Second Lien Loan Documents”;

WHEREAS, the Original First Lien Agent, for and on behalf of itself and the First Lien Lenders, and the Original Second Lien Agent, for and on behalf of itself and the Second Lien Lenders, wish to enter into this Agreement to establish their respective rights and priorities in the Collateral and their claims against the Obligors.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Original First Lien Agent, on behalf of itself and the First Lien Lenders, and the Original Second Lien Agent, on behalf of itself and the Second Lien Lenders, hereby agree as follows:

1.             Definitions; Rules of Construction.

a.     Terms Defined Above and in the Recitals. As used in this Agreement, the following terms shall have the respective meanings indicated in the opening paragraph hereof and in the above Recitals:

“Agreement”

“Borrower”

“Guarantor” and “Guarantors”

“Obligor” and “Obligors”

“Original First Lien Agent”

“Original First Lien Credit Agreement”

“Original First Lien Lenders”

“Original First Lien Loan Documents”

“Original Second Lien Agent”

“Original Second Lien Credit Agreement”

“Original Second Lien Lenders”

“Original Second Lien Loan Documents”

“Parent”

b.     Other Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Adequate Protection Lien” has the meaning set forth in Section 3.d.

“Agent” means the First Lien Agent or the Second Lien Agent, as the context may require.

“Bank Products” means any service or facility extended to Borrower or any other Obligor by any First Lien Lender or its affiliates including: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) ACH transactions, (f) cash management, including controlled disbursement, accounts or services, and (g) Lender-Provided Hedging Agreements.

“Bank Products Agreements” means those certain agreements entered into from time to time between a Borrower, on the one hand, and a First Lien Lender or its affiliates, on the other hand, in connection with any of the Bank Products, including, without limitation, any Lender-Provided Hedging Agreement.

“Bankruptcy Code” shall mean title 11 of the United States Code, as in effect from time to time.

“Capital Stock” means (a) in the case of a corporation, corporate stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, the issuing Person.

“Cash Collateral” means any Collateral consisting of money or cash equivalents, any security entitlement (as defined in the UCC) and any financial assets (as defined in the UCC).

“Collateral” means all assets and properties upon which either the First Lien Agent or the Second Lien Agent now has or hereafter acquires a Lien, whether now owned or hereafter acquired by any Obligor or any other Person, together with all rents, issues, profits, products, and Proceeds thereof.

“Control Collateral” means any Collateral consisting of a certificated security (as defined in the UCC), investment property (as defined in the UCC), a deposit account (as defined in the UCC) and any other Collateral as to which a Lien may be perfected through physical possession or control by the secured party or any agent therefor.

“DIP Financing” has the meaning set forth in Section 3.d.

“Discharge of First Lien Indebtedness” means payment in full in cash of the First Lien Indebtedness (other than the First Lien Indebtedness consisting solely of contingent indemnification obligations under the First Lien Loan Documents for which no claim has been asserted in writing) after or concurrently with termination of all commitments to extend credit under any First Lien Credit Agreement.

“Discharge of Priority First Lien Indebtedness” means, except to the extent otherwise expressly provided in Section 2.j, payment in full in cash of the First Lien Indebtedness (other than (a) the Excluded First Lien Indebtedness and (b) the First Lien Indebtedness consisting solely of contingent indemnification obligations under the First Lien Loan Documents for which no claim has been asserted in writing) after or concurrently with termination of all commitments to extend credit under any First Lien Credit Agreement.

“Discharge of Priority Second Lien Indebtedness” means, except to the extent otherwise expressly provided in Section 2.k., payment in full in cash of the Second Lien Indebtedness (other than (a) the Excluded Second Lien Indebtedness and (b) the Second Lien Indebtedness consisting solely of contingent indemnification obligations under the Second Lien Loan Documents for which no claim has been asserted in writing) after or concurrently with termination of all commitments to extend credit under any Second Lien Credit Agreement.

“Discharge of Second Lien Indebtedness” means payment in full in cash of the Second Lien Indebtedness (other than the Second Lien Indebtedness consisting solely of contingent indemnification obligations under the Second Lien Loan Documents for which no claim has been asserted in writing) after or concurrently with termination of all commitments to extend credit under any Second Lien Credit Agreement.

“Dollars” or “$” means United States dollars unless otherwise specified.

“Equity Interests” means Capital Stock and all warrants, options, or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

“Event of Default” means a First Lien Default or a Second Lien Default.

“Excluded First Lien Indebtedness” means, collectively, (a) the aggregate outstanding principal amount of loans and other credit accommodations made or incurred pursuant to the First Lien Credit Agreement and any Bank Products Agreement that cause the total aggregate principal amount thereof, or any category thereof, to exceed the Maximum Priority First Lien Loan Amount, or any category thereof, at such time, (b) any interest (including “payment-in-kind” interest), fees, attorneys fees, costs, expenses and indemnities payable on account of the principal described in clause (a) above under the First Lien Loan Documents or in respect thereof, (c) any prepayment premium applicable solely to the First Lien Indebtedness, make-whole obligation applicable solely to the First Lien Indebtedness, and/or early termination fee applicable solely to the First Lien Indebtedness and payable pursuant to the terms of the First Lien Credit Agreement, and (d) any default interest (but not any other interest) and/or loan fees, each arising from or related to a default and accruing or becoming due under the terms of the First Lien Loan Documents on or after the commencement of any Insolvency Proceeding relating to any Obligor or any other Person to the extent that a claim for such default interest or loan fees is not allowable or allowed in such Insolvency Proceeding.

“Excluded Second Lien Indebtedness” means, collectively, (a) the aggregate outstanding principal amount of loans made, issued or incurred pursuant to the Second Lien Credit Agreement that cause the total aggregate principal amount thereof (excluding any “payment in kind” interest), to exceed (i) the aggregate principal amount of the Term Loan (as defined in the Original Second Lien Credit Agreement or any comparable term in any successor Second Lien Credit Agreement) made pursuant to the Second Lien Loan Documents not in excess of $85,000,000, plus (ii) $17,000,000, minus the sum of all permanent repayments after the date hereof of the principal amount of the Second Lien Term Loans, (b) any interest (including “payment in kind” interest), fees, attorneys fees, costs, expenses and indemnities payable on account of the principal described in clause (a) above under the Second Lien Loan Documents or in respect thereof, (c) any prepayment premium applicable solely to the Second Lien Indebtedness, make-whole obligation applicable solely to the Second Lien Indebtedness, and/or early termination fee applicable solely to the Second Lien Indebtedness and payable pursuant to the terms of the Second Lien Credit Agreement, and (d) any default interest (but not any other interest) and/or loan fees, each arising from or related to a default and accruing or becoming due under the terms of the Second Lien Loan Documents on or after the commencement of any Insolvency Proceeding relating to any Obligor or any other Person to the extent that a claim for such default interest and/or loan fees is not allowable or allowed in such Insolvency Proceeding.

“Exercise Any Secured Creditor Remedies” or “Exercise of Secured Creditor Remedies” means (a) the taking of any action to enforce or realize upon any Lien, including the institution of any private or judicial foreclosure or sale proceedings or the noticing of any public or private sale or other disposition pursuant to Article 9 of the UCC, (b) the exercise of any right or remedy provided to a secured creditor or otherwise on account of a Lien under the First Lien Loan Documents, the Second Lien Loan Documents, applicable law, in an Insolvency Proceeding or otherwise, including the election to retain Collateral in full or partial satisfaction of a Lien, (c) the taking of any action or the exercise of any right or remedy in respect of the collection on, taking possession of, set off against, marshaling of, or foreclosure on the Collateral or the Proceeds of Collateral (including the notification of account debtors), (d) the sale, lease, license, or other disposition of all or any portion of the Collateral, by private or public sale, other disposition or any other means permissible under applicable law, (e) the solicitation of bids from third parties to conduct the liquidation of all or a material portion of Collateral to the extent undertaken and being diligently pursued in good faith to consummate the sale of such Collateral within a commercially reasonable time, (f) the engagement or retention of sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers or other third parties for the purposes of valuing, marketing, promoting and selling the Collateral to the extent undertaken and being diligently pursued in good faith to consummate the sale of such Collateral within a commercially reasonable time, (g) the exercise of any other enforcement right relating to the Collateral (including the exercise of any voting rights relating to any Capital Stock and including any right of recoupment or set-off) whether under the First Lien Loan Documents, the Second Lien Loan Documents, applicable law, in an Insolvency Proceeding or otherwise, or (h)  the commencement of, or the joinder with any creditor in commencing any legal proceeding (other than an Insolvency Proceeding) involving any assets of any Obligor. For the avoidance of doubt, the term “Exercise Any Secured Creditor Remedies” shall not include (i) the acceleration of maturity of the First Lien Indebtedness or the Second Lien Indebtedness in accordance with the provisions of the First Lien Credit Agreement or the Second Lien Credit Agreement, as the case may be, (ii) commencement of a legal proceeding or action against any Obligor for the payment of all or any part of the First Lien Indebtedness or the Second Lien Indebtedness after the occurrence of and during the continuance of a First Lien Default or a Second Lien Default, as the case may be, (iii) the institution of the default rate of interest applicable to the First Lien Indebtedness or the Second Lien Indebtedness in accordance with the terms of the First Lien Credit Agreement or the Second Lien Credit Agreement, as the case may be, (iv) the filing of a proof of claim in an Insolvency Proceeding, (v) any actions taken by the First Lien Agent or the Second Lien Agent to create, perfect or maintain the Liens of the First Lien Agent or the Second Lien Agent, (vi) the filing of responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or pleading made by any person objecting to the claim or Lien of the First Lien Agent or the First Lien Lenders or the Second Lien Agent or the Second Lien Lenders, (vii) in the case of the Second Lien Agent, commencing 120 days after the receipt by the First Lien Agent of a Standstill Notice from the Second Lien Agent, the commencement of an Insolvency Proceeding against an Obligor, or (viii) the receipt by the First Lien Agent or the First Lien Lenders or the Second Lien Agent or the Second Lien Lenders of any distribution under a plan of reorganization under any Insolvency Proceeding in respect of an Obligor.

“Exigent Circumstances” means an event or circumstance that materially and imminently threatens the ability of an Agent to realize upon all or a material part of the Collateral, such as, without limitation, fraudulent removal, concealment, or abscondment thereof, destruction (other than to the extent covered by insurance) or material waste thereof, or the failure of any Obligor after reasonable demand to maintain or reinstate adequate casualty insurance coverage with respect thereto.

“First Lien Agent” means the Original First Lien Agent, together with its successors, assigns, transferees and any Person that has a similar title (such as “Agent”, “Collateral Agent” or “Administrative Agent”) under any First Lien Credit Agreement.

“First Lien Credit Agreement” means the Original First Lien Credit Agreement, as hereafter amended, restated, modified, renewed, refunded, replaced, or refinanced in whole or in part from time to time, and any other agreement hereafter extending the maturity of, consolidating, otherwise restructuring (including adding Subsidiaries or affiliates of any Obligor or any other Persons as parties thereto), renewing, replacing or refinancing all or any portion of the Obligations or the Commitments as those terms are defined in the Original First Lien Credit Agreement or all or any portion of the amounts owed under any other agreement that itself is a First Lien Credit Agreement hereunder and whether by the same or any other agent, lender, or group of lenders and whether or not increasing the amount of the First Lien Indebtedness that may be incurred thereunder, in each case, to the extent that any such amendment, restatement, modification, renewal, refunding, replacement, or refinancing is permitted under this Agreement.

“First Lien Default” means any Event of Default under the First Lien Credit Agreement.

“First Lien Indebtedness” means all obligations and all other amounts owing, due or secured under the terms of the First Lien Credit Agreement or any other First Lien Loan Document or incurred pursuant to any Bank Products Agreement, including any and all amounts payable to any First Lien Lender consisting of all principal, premium, interest, fees, attorneys fees, costs, charges, expenses, reimbursement obligations, indemnities, guarantees, and all other amounts payable under any First Lien Loan Documents or in respect thereof (including, in each case, all amounts accruing on or after the commencement of any Insolvency Proceeding relating to any Obligor, or that would have accrued or become due under the terms of the First Lien Loan Documents but for the effect of the Insolvency Proceeding or other applicable law, and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency Proceeding).

“First Lien Lender Sale” has the meaning set forth in Section 2.e(1).

“First Lien Lenders” means the Original First Lien Lenders, together with any other lenders hereafter under the First Lien Credit Agreement or the First Lien Loan Documents.

“First Lien Loan Documents” means the First Lien Credit Agreement and the other Loan Documents (as such term is defined in the Original First Lien Credit Agreement), or any other security, collateral, ancillary or other document entered into in connection with or related to any agreement that is a First Lien Credit Agreement, as such documents may be amended, restated, modified, renewed, refunded, replaced, or refinanced in whole or in part from time to time in accordance with this Agreement.

“First Lien Modification” has the meaning set forth in Section 4.a.

“First Lien Revolving Credit Commitments” means the “Revolving Credit Commitment” as that term is defined in the Original First Lien Credit Agreement or any comparable term in any successor First Lien Credit Agreement and any other revolving credit commitment under the Original First Lien Credit Agreement or any successor First Lien Credit Agreement.

“First Lien Revolving Loans” means the “Revolving Loans” as that term is defined in the Original First Lien Credit Agreement or any comparable term in any successor First Lien Credit Agreement and any other revolving loans made under the Original First Lien Credit Agreement or any successor First Lien Credit Agreement.

“First Lien Term Loans” means the “Term Loan” as that term is defined in the Original First Lien Credit Agreement or any comparable term in any successor First Lien Credit Agreement and any other term loans made under the Original First Lien Credit Agreement or any successor First Lien Credit Agreement.

“Hedging Agreement” means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

“Insolvency Proceeding” means any voluntary or involuntary proceeding commenced by or against any Person under any provision of the Bankruptcy Code, or under any other state, provincial or federal or foreign bankruptcy or insolvency law, including, without limitation, any assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or any other voluntary or involuntary proceeding seeking reorganization, arrangement, dissolution, liquidation, winding-up, or other similar relief and including, without limitation, the appointment of a trustee, receiver, administrative receiver, receiver-manager, interim receiver, monitor, liquidator, custodian, sequestrator, conservator, administrator or similar Person.

“Lender” means a First Lien Lender or a Second Lien Lender, as the context may require.

“Lender-Provided Hedging Agreement” means a Hedging Agreement which is provided by any First Lien Lender, the First Lien Agent or any affiliate of any First Lien Lender or the First Lien Agent.

“Lien” means any interest in an asset securing an obligation owed to, or a claim by, any Person other than the owner of the asset, irrespective of whether (a) such interest is based on the common law, statute, or contract, (b) such interest is recorded or perfected, and (c) such interest is contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances. Without limiting the generality of the foregoing, the term “Lien” includes the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes, and also includes reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting real property.

“Maximum Priority First Lien Loan Amount” means, as of any date of determination, the sum of (1) the difference of (a) (i) the aggregate commitment amount (including all credit accommodations (other than with respect to the First Lien Term Loans)) of the First Lien Revolving Credit Commitments as of such date up to, but not in excess of, $25,000,000 in the aggregate, plus (ii) the aggregate principal amount of the First Lien Term Loans made pursuant to the First Lien Loan Documents not in excess of $75,000,000, plus (iii) the amount of Permitted Interest and Expense Payments funded by loans made by the First Lien Agent and the First Lien Lenders plus (iv) $10,000,000, minus (b) the sum of (i) the aggregate amount of all permanent reductions of the First Lien Revolving Credit Commitments made from and after the date hereof, provided that, in the case of the termination of the First Lien Revolving Credit Commitments, while there are outstanding First Lien Revolving Loans, the First Lien Revolving Credit Commitments shall only be deemed to be (for the purposes hereof) reduced to an amount equal to the outstanding First Lien Revolving Loans, and thereafter each repayment of the First Lien Revolving Loans shall be deemed to (for the purposes hereof) result in a corresponding permanent reduction of the First Lien Revolving Credit Commitments, plus (ii) the aggregate amount of all principal payments and prepayments of the First Lien Term Loans pursuant to the First Lien Loan Documents, plus (2) the principal amount of First Lien Indebtedness incurred pursuant to any Bank Products Agreements up to an aggregate maximum amount not to exceed $3,000,000.

“Obligor” means Borrower and the Guarantors, and any other Person (including any Credit Party (as defined in each of (i) the Original First Lien Credit Agreement or any comparable term in any successor First Lien Credit Agreement and (ii) the Original Second Lien Credit Agreement or any comparable term in any successor Second Lien Credit Agreement)) that now or hereafter is, or whose assets now or hereafter are, liable for all or any portion of the First Lien Indebtedness or the Second Lien Indebtedness, as applicable.

“Ordinary Course Collections” has the meaning set forth in Section 7.a.

“Payment Collateral” means all accounts, instruments, chattel paper, letters of credit, deposit accounts, securities accounts, and payment intangibles, together with all supporting obligations (as those terms are defined in the UCC), in each case comprising a portion of the Collateral.

“Permitted Interest and Expense Payments” has the meaning set forth in Section 3.i.

“Permitted Replacement Lien” has the meaning set forth in Section 3.d.

“Person” means any natural person, a trustee under the Bankruptcy Code, a corporation, limited liability company, limited partnership, general partnership, limited liability partnership, joint venture, trust, land trust, business trust, or other organization, irrespective of whether such organization is a legal entity, and shall include a government and any agency or political subdivision thereof.

“Priority First Lien Indebtedness” means all First Lien Indebtedness exclusive of the Excluded First Lien Indebtedness, which Excluded First Lien Indebtedness shall be excluded from (and shall not constitute) Priority First Lien Indebtedness.

“Priority Second Lien Indebtedness” means all Second Lien Indebtedness exclusive of the Excluded Second Lien Indebtedness, which Excluded Second Lien Indebtedness shall be excluded from (and shall not constitute) Priority Second Lien Indebtedness.

“Priority Status” has the meaning set forth in Section 3.g.

“Proceeds” means (a) all “proceeds” as defined in Article 9 of the UCC with respect to the Collateral and (b) whatever is recoverable or recovered when Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.

“Purchase Notice” has the meaning set forth in Section 8.a.

“Recovery” has the meaning set forth in Section 3.c.

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, supplement, restructure, replace, refund or repay, or to issue other indebtedness in exchange or replacement for, such indebtedness, in whole or in part, whether with the same or different lenders, arrangers or agents. “Refinanced” and “Refinancing” shall be correlative meanings.

“Reorganization Debt Securities” has the meaning set forth in Section 3.a.

“Second Lien Agent” means the Original Second Lien Agent, together with its successors, assigns, transferees and any Person that has a similar title (such as “Agent”, “Collateral Agent” or “Administrative Agent”) under any Second Lien Credit Agreement.

“Second Lien Credit Agreement” means the Original Second Lien Credit Agreement, as amended, restated, modified, renewed, refunded, replaced, or refinanced in whole or in part from time to time, and any other agreement extending the maturity of, consolidating, otherwise restructuring (including adding Subsidiaries or affiliates of any Obligor or any other Persons as parties thereto), renewing, replacing or refinancing all or any portion of the Obligations or the Commitments as those terms are defined in the Original Second Lien Credit Agreement or all or any portion of the amounts owed under any other agreement that itself is a Second Lien Credit Agreement hereunder and whether by the same or any other agent, lender, or group of lenders and whether or not increasing the amount of the Second Lien Indebtedness that may be incurred thereunder, in each case, to the extent that any such amendment, restatement, modification, renewal, refunding, replacement, or refinancing is permitted under this Agreement.

“Second Lien Default” means any Event of Default under the Second Lien Credit Agreement.

“Second Lien Indebtedness” means all obligations and all other amounts owing, due or secured under the terms of the Second Lien Credit Agreement or any other Second Lien Loan Document, including any and all amounts payable to any Second Lien Lender consisting of principal, premium, interest, fees, attorneys fees, costs, charges, expenses, reimbursement obligations, indemnities, guarantees, and all other amounts payable under any Second Lien Loan Documents or in respect thereof (including, in each case, all amounts accruing on or after the commencement of any Insolvency Proceeding relating to any Obligor, or that would have accrued or become due under the terms of the Second Lien Loan Documents but for the effect of the Insolvency Proceeding or other applicable law, and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency Proceeding).

“Second Lien Lenders” means the Original Second Lien Lenders, together with the lenders under any Second Lien Credit Agreement or the Second Lien Loan Documents.

“Second Lien Loan Documents” means the Second Lien Credit Agreement and the other Loan Documents (as such term is defined in the Original Second Lien Credit Agreement), or any other security, collateral, ancillary or other document entered into in connection with or related to any agreement that is a Second Lien Credit Agreement, as such documents may be amended, restated, modified, renewed, refunded, replaced, or refinanced in whole or in part from time to time in accordance with this Agreement.

“Second Lien Modification” has the meaning set forth in Section 4.b.

“Second Lien Term Loans” means the “Term Loans” as that term is defined in the Original Second Lien Credit Agreement or any comparable term in any successor Second Lien Credit Agreement and any other term loans made under the Original Second Lien Credit Agreement or any successor Second Lien Credit Agreement.

“Standstill Notice” means a written notice from the Second Lien Agent to the First Lien Agent stating that a Second Lien Default has occurred and is continuing and that, as a consequence thereof, the Second Lien Agent has accelerated the maturity of the Second Lien Indebtedness.

“Standstill Period” means the period of one hundred and twenty (120) days commencing on the date on which the First Lien Agent receives the applicable Standstill Notice.

“Stay” has the meaning set forth in Section 3.g.

“Trigger Event” has the meaning set forth in Section 8.a.

“Trigger Notice” has the meaning set forth in Section 8.a.

“UCC” means the Uniform Commercial Code as enacted and in effect from time to time in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to either Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

a.     Terms Defined in the Original First Lien Credit Agreement. Unless otherwise defined in this Agreement, any and all initially capitalized terms set forth in this Agreement shall have the meanings ascribed thereto in the Original First Lien Credit Agreement as of the date hereof.

b.     Rules of Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any agreement, consent, waiver, or acceptance, as applicable, by the First Lien Agent set forth herein shall be construed to mean an agreement, consent, waiver, or acceptance, as applicable, by the First Lien Agent on behalf of itself and each of the First Lien Lenders. Any agreement, consent, waiver, or acceptance, as applicable, by the Second Lien Agent set forth herein shall be construed to mean an agreement, consent, waiver, or acceptance, as applicable, by the Second Lien Agent on behalf of itself and each of the Second Lien Lenders.

2.             Subordination and Standstill.

a.     Lien Subordination. Notwithstanding (i) the date, time, method, manner or order of grant, attachment, or perfection of any Liens granted to the First Lien Agent (or any First Lien Lender) or the Second Lien Agent (or any Second Lien Lender) in respect of all or any portion of the Collateral, (ii) the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of the First Lien Agent (or any First Lien Lender) or the Second Lien Agent (or any Second Lien Lender) in any Collateral, (iii) any provision of the UCC or any other applicable law, any of the First Lien Loan Documents or any of the Second Lien Loan Documents, (iv) except to the extent set forth below in this Section 2.a, whether the Liens securing the First Lien Loan Documents are valid, perfected, enforceable, void, avoidable, subordinated, disputed or allowed, or (v) except to the extent set forth below in this Section 2.a, any other circumstance whatsoever, the First Lien Agent and the Second Lien Agent hereby agree that:

(1)     any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of the Second Lien Agent or any Second Lien Lender that secures all or any portion of the Second Lien Indebtedness, shall in all respects be junior and subordinate to all Liens granted to First Lien Agent and the First Lien Lenders in such Collateral to secure all or any portion of the First Lien Indebtedness (other than any Excluded First Lien Indebtedness),

(2)     any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of the Second Lien Agent or any Second Lien Lender that secures all or any portion of the Excluded Second Lien Indebtedness shall in all respects be junior and subordinate to all Liens granted to the First Lien Agent and the First Lien Lenders in such Collateral to secure all or any portion of the First Lien Indebtedness (including any Excluded First Lien Indebtedness),

(3)     any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of the First Lien Agent or any First Lien Lender that secures all or any portion of the First Lien Indebtedness (other than any Excluded First Lien Indebtedness) shall in all respects be senior and prior to all Liens granted to the Second Lien Agent and the Second Lien Lenders in the Collateral to secure all or any portion of the Second Lien Indebtedness,

(4)     any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of the First Lien Agent or any First Lien Lender that secures all or any portion of the Excluded First Lien Indebtedness shall in all respects be senior and prior to all Liens granted to the Second Lien Agent and the Second Lien Lenders in the Collateral to secure all or any portion of the Excluded Second Lien Indebtedness,

(5)     any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of the First Lien Agent or any First Lien Lender that secures all or any portion of the Excluded First Lien Indebtedness, shall in all respects be junior and subordinate to all Liens granted to the Second Lien Agent and the Second Lien Lenders in the Collateral to secure all or any portion of the Second Lien Indebtedness (other than any Excluded Second Lien Indebtedness), and

(6)     any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of the Second Lien Agent or any Second Lien Lender that secures all or any portion of the Second Lien Indebtedness (other than any Excluded Second Lien Indebtedness) shall in all respects be senior and prior to all Liens granted to the First Lien Agent and the First Lien Lenders in the Collateral to secure all or any portion of the Excluded First Lien Indebtedness.

All Liens with respect to the Collateral securing any First Lien Indebtedness shall (to the extent provided above) be and remain senior in all respects and prior to all Liens with respect to the Collateral securing any Second Lien Indebtedness for all purposes, whether or not such Liens securing any First Lien Indebtedness are subordinated to any Lien securing any other obligation of any Obligor or any other person (but only to the extent that such subordination is permitted pursuant to the terms of the First Lien Credit Agreement and the Second Lien Credit Agreement, or as contemplated in Section 3.d). Subject to the immediately preceding sentence, but notwithstanding any other provision to the contrary contained in this Agreement: (i) the First Lien Agent and the First Lien Lenders agree not to contractually subordinate, or otherwise contractually assign the benefits of, their Lien in any Collateral to the Lien, indebtedness or claim of any other creditor of any Obligor without the prior written consent of the Second Lien Agent (provided that no such consent shall be required in connection with the assignment of such Lien in connection with a Refinancing of the First Lien Indebtedness in accordance with the provisions hereof); and (ii) the Second Lien Agent and the Second Lien Lenders agree not to contractually subordinate, or otherwise contractually assign the benefits of, their Lien in any Collateral to the Lien, indebtedness or claim of any other creditor of any Obligor without the prior written consent of the First Lien Agent (provided that no such consent shall be required in connection with the assignment of such Lien in connection with a Refinancing of the Second Lien Indebtedness in accordance with the provisions hereof).

The subordination of Liens provided for in this Agreement shall not be effective from and after any date with respect to any part of the Collateral as to which: (i) the Liens of the First Lien Agent and the First Lien Lenders are finally determined by a non-appealable court order to be invalid, unenforceable, or void, in which event, notwithstanding the provisions of Sections 6 and 7, the Second Lien Agent and the Second Lien Lenders shall be entitled to receive and retain, from and after such date, all Proceeds with respect to such Collateral to the extent that the Liens of the Second Lien Agent and the Second Lien Lenders have not been finally determined by a non-appealable court order to be invalid, unenforceable, or void with respect to such Collateral; and (ii) the Liens of the Second Lien Agent and the Second Lien Lenders are finally determined by a non-appealable court order to be invalid, unenforceable, or void, in which event, notwithstanding the provisions of Sections 6 and 7, the First Lien Agent and the First Lien Lenders shall be entitled to receive and retain, from and after such date, all Proceeds with respect to such Collateral to the extent that the Liens of the First Lien Agent and the First Lien Lenders have not been finally determined by a non-appealable court order to be invalid, unenforceable, or void with respect to such Collateral. The parties hereto agree that the provisions of clause (i) of the immediately preceding sentence shall not apply (and the subordination shall be effective) with respect to any item of Collateral in the event that (x) the Second Lien Agent does not comply with its obligations under Section 2.h with respect to such item of Collateral or (y) a notice is delivered to the First Lien Agent in accordance with the second sentence of Section 2.h with respect to such Collateral less than 90 days before the date that an Insolvency Proceeding in respect of the Obligor that owns such item of Collateral is commenced and the Lien of the First Lien Agent as to such items of Collateral is avoided under Section 547 of the Bankruptcy Code.

b.     Standstill. Until the Discharge of Priority First Lien Indebtedness has occurred, whether or not any Insolvency Proceeding has been commenced by or against any Obligor, the Second Lien Agent and the Second Lien Lenders:

(1)     will not Exercise Any Secured Creditor Remedies with respect to any Collateral; provided, however, that, if a Second Lien Default has occurred and is continuing, the Second Lien Agent may Exercise Any Secured Creditor Remedies after the passage of the applicable Standstill Period (it being understood that, if at any time after the delivery of a Standstill Notice that commences a Standstill Period, no Second Lien Default is continuing, the Second Lien Agent may not Exercise Any Secured Creditor Remedies until the passage of a new Standstill Period commenced by a new Standstill Notice relative to the occurrence of a new Second Lien Default that had not occurred as of the date of the delivery of the earlier Standstill Notice; provided further, however, that the applicable Standstill Period shall be tolled for any period during which both the First Lien Agent and the First Lien Lenders, on the one hand, and the Second Lien Agent and the Second Lien Lenders, on the other hand, are stayed by an order issued in any Insolvency Proceeding or by any other court of competent jurisdiction from exercising their default and enforcement rights and remedies against all or a material portion of the Collateral); provided further, however, that in no event shall the Second Lien Agent or any Second Lien Lender exercise any rights or remedies with respect to the Collateral if, notwithstanding the expiration of the Standstill Period, the First Lien Agent or the First Lien Lenders shall have commenced prior to the expiration of the Standstill Period (or thereafter but prior to the commencement of any Exercise of Secured Creditor Remedies by the Second Lien Agent with respect to all or a material portion of the Collateral) and be diligently pursuing in good faith the Exercise of Secured Creditor Remedies with respect to all or any material portion of the Collateral;

(2)     will not contest, protest, or object to any Exercise of Secured Creditor Remedies by the First Lien Agent or any First Lien Lender and has no right to direct the First Lien Agent to Exercise Any Secured Creditor Remedies or take any other action under the First Lien Loan Documents; and

(3)     will not object to (and will waive any and all claims with respect to) the forbearance by the First Lien Agent or the First Lien Lenders from any Exercise of Secured Creditor Remedies.

Notwithstanding any other provision hereof, if the Second Lien Agent commences the Exercise of Secured Creditor Remedies in accordance with clause (1) above, the First Lien Agent may not exercise any of the remedies of the type described in clauses (1) through (3) above so long as the Second Lien Agent at such time has commenced and is diligently pursuing in good faith any Exercise of Secured Creditor Remedies with respect to all or a material portion of the Collateral, unless and until the Discharge of Priority Second Lien Indebtedness shall have occurred.

Following commencement of an Insolvency Proceeding by or against any Obligor, any then applicable Standstill Period shall terminate and the restrictions and limitation and actions or inactions of the Second Lien Agent shall be governed by the other provisions of this Agreement; provided, however, that any applicable Standstill Period shall be reinstated at any point the First Lien Agent or any of the First Lien Lenders is no longer stayed by the existence of any Insolvency Proceeding or by any order of a court of competent jurisdiction and the First Lien Agent and the First Lien Lenders are then able to exercise their default and enforcement rights and remedies against all or a material portion of the Collateral.

c.     [Intentionally Omitted]

d.     Foreclosure Proceedings. Section 2.b shall not be construed to in any way limit or impair the right of: (i) any Lender to bid for or purchase Collateral at any private or judicial foreclosure or sale upon such Collateral initiated by either Agent or any Lender, (ii) the Second Lien Agent and the Second Lien Lenders to join (but not control) any private or judicial foreclosure or sale proceeding, or other judicial lien enforcement proceeding, with respect to the Collateral initiated by the First Lien Agent or any First Lien Lender, to the extent that any such action could not reasonably be expected, in any material respect, to restrain, hinder, limit, delay for any material period or otherwise interfere with the Exercise of Secured Creditor Remedies by the First Lien Agent or the First Lien Lenders, and (iii) the Second Lien Agent and the Second Lien Lenders to receive payments in accordance with the terms of this Agreement from the Proceeds of the collection, sale or other disposition of the Collateral in accordance with the other terms of this Agreement.

e.     Release of Liens.

(1)     In the event of any private or public sale or other disposition of all or any portion of the Collateral by the First Lien Agent after the occurrence and during the continuance of a First Lien Default (and prior to the date upon which the Discharge of Priority First Lien Indebtedness shall have occurred) in connection with the liquidation by the First Lien Agent of all or a material portion of the Collateral and the collection by the First Lien Agent of the First Lien Indebtedness through the sale or other disposition of such Collateral (any such sale or other disposition, a “First Lien Lender Sale”), the Second Lien Agent agrees that such First Lien Lender Sale will be free and clear of the Liens securing the Second Lien Indebtedness (and, if the First Lien Lender Sale includes Equity Interests in any Obligor, the Second Lien Agent further agrees to release the entities whose Equity Interests are sold from all Second Lien Indebtedness); provided that (x) the First Lien Agent and the First Lien Lenders also release their Liens on such Collateral (and, if the First Lien Lender Sale includes Equity Interests in any Obligor, releases the entities whose Equity Interests are sold from all of the First Lien Indebtedness), (y) the Proceeds of any such First Lien Lender Sale are applied in accordance with Section 7.b, and (z) the First Lien Agent shall have conducted such First Lien Lender Sale in a commercially reasonable manner (it being understood that if the First Lien Agent complies with the UCC, in connection with delivery of notice in connection therewith, such notice is deemed to be sent within a commercially reasonable time before such First Lien Lender Sale).

(2)     The Second Lien Agent agrees that, in connection with any First Lien Lender Sale meeting the conditions set forth in Section 2.e(1), upon the prior written request of the First Lien Agent (which request shall specify the proposed terms of the sale and the type and amount of consideration to be received in connection therewith), it will execute or file any and all Lien releases or other documents reasonably requested by the First Lien Agent in connection therewith; provided that (x) in the case of a First Lien Lender Sale, no such release documents shall be delivered to any Obligor, (y) no such release documents shall be delivered more than 5 Business Days prior to the anticipated closing date of such sale or disposition, and (z) the effectiveness of any such release or termination by the Second Lien Agent shall be subject to the sale or other disposition of the Collateral described in such request on the terms described in such request or on substantially similar terms and shall lapse in the event such sale or other disposition does not occur within 10 days of the anticipated closing date (at which time the First Lien Agent or the Obligors, as the case may be, shall promptly return all release documents to the Second Lien Agent). Subject to the proviso in the immediately preceding sentence, in the event that the Second Lien Agent fails to so execute or file any such Lien releases or other documents within 5 Business Days after receipt of written request from the First Lien Agent, the First Lien Agent is hereby irrevocably authorized to execute or file such Lien releases and other documents.

f.     Waiver of Right to Contest First Lien Indebtedness. The Second Lien Agent agrees that it and the Second Lien Lenders shall not, and hereby waives any right to, take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the First Lien Agent in any Collateral, or the validity, priority, enforceability or allowance of any of the claims of the First Lien Agent or any holder of the First Lien Indebtedness against any Obligor. The Second Lien Agent agrees that neither it nor the Second Lien Lenders will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the First Lien Agent under the First Lien Loan Documents, including any public or private sale, lease, exchange, transfer, or other disposition of any Collateral, whether by foreclosure or otherwise, in any case to the extent permitted under this Agreement and applicable law. The Second Lien Agent hereby waives any and all rights it and the Second Lien Lenders may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the First Lien Agent seeks to enforce the Liens in any Collateral so long as the First Lien Agent acts in accordance with the terms of this Agreement and applicable law.

g.     Waiver of Right to Contest Second Lien Indebtedness. The First Lien Agent agrees that it shall not, and hereby waives any right to, take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority (except to the extent expressly provided by this Agreement), enforceability, or perfection of the Liens of the Second Lien Agent in any Collateral, or the validity, priority (except to the extent expressly provided by this Agreement), enforceability or allowance of any of the claims of the Second Lien Agent or any holder of the Second Lien Indebtedness against any Obligor. The First Lien Agent agrees that it will not take any action that would, in any material respect, interfere with any Exercise of Secured Creditor Remedies undertaken by the Second Lien Agent under the Second Lien Loan Documents, including any public or private sale, lease, exchange, transfer, or other disposition of any Collateral, whether by foreclosure or otherwise, in any case to the extent permitted under this Agreement and applicable law. The First Lien Agent hereby waives any and all rights it and the First Lien Lenders may have as a secured creditor or otherwise to contest, protest, object to, or interfere with the manner in which the Second Lien Agent seeks to enforce the Liens in any Collateral so long as the Second Lien Agent acts in accordance with the terms of this Agreement and applicable law.

h.     Acknowledgement of Liens. The Second Lien Agent acknowledges and agrees that the First Lien Agent, for the benefit of itself and the First Lien Lenders, has been granted Liens upon all of the Collateral in which the Second Lien Agent has been granted Liens and the Second Lien Agent hereby consents thereto. If (i) any Obligor grants in favor of the Second Lien Agent a Lien on any asset of such Obligor not constituting Collateral on the date hereof or (ii) the Second Lien Agent otherwise obtains a non-consensual Lien (including, without limitation, a judgment lien, writ of attachment, or writ of execution) on any asset of such Obligor not constituting Collateral on the date hereof, the Second Lien Agent agrees that it shall give the First Lien Agent prompt written notice thereof (and in no event later than 5 Business Days after the date of such grant or acquisition), containing a detailed description of such asset (it being understood and agreed that the failure by the Second Lien Agent to give such notice to the First Lien Agent shall not affect the validity, perfection or enforceability of such Lien), and the Second Lien Agent acknowledges that if the First Lien Agent obtains a Lien on such asset, whether prior to, at, or after the time that the Second Lien Agent obtains a Lien on such asset, then the priority of such Lien will be subject to the terms and provisions of this Agreement. The First Lien Agent acknowledges and agrees that the Second Lien Agent has been granted Liens upon all of the Collateral in which the First Lien Agent has been granted Liens and the First Lien Agent hereby consents thereto. If (i) any Obligor grants in favor of the First Lien Agent or any First Lien Lender a Lien on any asset of such Obligor not constituting Collateral on the date hereof or (ii) the First Lien Agent or any First Lien Lender otherwise obtains a non-consensual Lien (including, without limitation, a judgment lien, writ of attachment, or writ of execution) on any asset of such Obligor not constituting Collateral on the date hereof, the First Lien Agent agrees that it shall give the Second Lien Agent prompt written notice thereof (and in no event later than 5 Business Days after the date of such grant or acquisition), containing a detailed description of such asset (it being understood and agreed that the failure by the First Lien Agent to give such notice to the Second Lien Agent shall not affect the validity, perfection or enforceability of such Lien), and the First Lien Agent acknowledges that if the Second Lien Agent obtains a Lien on such asset, whether prior to, at, or after the time that the First Lien Agent obtains a Lien on such asset, then the priority of such Lien will be subject to the terms and provisions of this Agreement. The subordination of Liens by the Second Lien Agent in favor of the First Lien Agent and the First Lien Lenders shall not be deemed to subordinate the Second Lien Agent’s Liens to the Liens of any other Person that is not a holder of the First Lien Indebtedness. Notwithstanding the foregoing, the Obligors, by their acknowledgment hereof, agree that no Lien will be granted to any Agent without concurrently offering a Lien to the other Agent on the same Collateral and on substantially similar terms.

i.     Agent for Perfection. The First Lien Agent and the Second Lien Agent each agree to hold all Control Collateral and Cash Collateral, as applicable, in their respective possession, custody, or control (or in the possession, custody, or control of agents or bailees for either) as a non-fiduciary agent for the other solely for the purpose of perfecting the security interest granted to each in such Control Collateral or Cash Collateral subject to the terms and conditions of this Section 2.i. None of the First Lien Agent or the First Lien Lenders or the Second Lien Agent or the Second Lien Lenders, as applicable, shall have any obligation whatsoever to the others to assure that the Control Collateral is genuine or owned by any Obligor or any other Person or to preserve their respective rights or benefits or those of any Person. The duties or responsibilities of the First Lien Agent and the Second Lien Agent under this Section 2.i are and shall be limited solely to holding or maintaining control of the Control Collateral and the Cash Collateral as a non-fiduciary agent for the other for purposes of perfecting the Lien held by the Second Lien Agent or the First Lien Agent, as applicable. The First Lien Agent is not and shall not be deemed to be a fiduciary of any kind for the Second Lien Agent or any other Person. The Second Lien Agent is not and shall not be deemed to be a fiduciary of any kind for the First Lien Agent or any other Person.

j.     When Discharge of Priority First Lien Indebtedness Deemed to Not Have Occurred. If Borrower enters into any Refinancing of the Priority First Lien Indebtedness, then a Discharge of Priority First Lien Indebtedness shall be deemed not to have occurred for all purposes of this Agreement, and the obligations under such Refinancing of such Priority First Lien Indebtedness shall be treated as Priority First Lien Indebtedness for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the First Lien Agent under the First Lien Loan Documents effecting such Refinancing shall be the First Lien Agent for all purposes of this Agreement, provided that the First Lien Agent under such First Lien Loan Documents shall agree (in a writing addressed to the Second Lien Agent for the benefit of itself and the Second Lien Lenders) to be bound by the terms of this Agreement.

k.     When Discharge of Priority Second Lien Indebtedness Deemed to Not Have Occurred. If Borrower enters into any Refinancing of the Priority Second Lien Indebtedness, then a Discharge of Priority Second Lien Indebtedness shall be deemed not to have occurred for all purposes of this Agreement, and the obligations under such Refinancing of such Priority Second Lien Indebtedness shall be treated as Priority Second Lien Indebtedness for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the Second Lien Agent under the Second Lien Loan Documents effecting such Refinancing shall be the Second Lien Agent for all purposes of this Agreement; provided that the Second Lien Agent under such Second Lien Loan Documents shall agree (in a writing addressed to the First Lien Agent for the benefit of itself and the First Lien Lenders) to be bound by the terms of this Agreement.

3.             Insolvency Proceedings.

a.     Continuing Priority. This Agreement shall be applicable both before and after the filing or commencement of any Insolvency Proceeding in respect of any Obligor and all converted or succeeding cases or proceedings in respect thereof. The relative rights of the Agents and the Lenders in or to any distributions from or in respect of any Collateral or Proceeds of Collateral shall continue after the filing or commencement of any such Insolvency Proceeding on the same basis as prior to the date of the filing or commencement of such Insolvency Proceeding, subject to any court order approving the financing of, or use of Cash Collateral by, any Obligor as debtor-in-possession. The Second Lien Agent acknowledges and agrees that, in the event of a distribution of any notes or other debt securities under a plan of reorganization, compromise or arrangement, or a proposal under any Insolvency Proceeding in respect of any Obligor (such notes or other debt securities, “Reorganization Debt Securities”) to each of (i) the First Lien Agent or the First Lien Lenders and (ii) the Second Lien Agent or the Second Lien Lenders, any Lien securing such Reorganization Debt Securities received by the Second Lien Agent or the Second Lien Lenders shall be subordinated to any Lien securing the Reorganization Debt Securities received by the First Lien Agent or the First Lien Lenders to the same extent that the Liens securing the Second Lien Indebtedness are subordinated to the Liens securing the First Lien Indebtedness pursuant to the terms of this Agreement.

b.     Proof of Claim. Subject to the restrictions set forth in this Agreement, in the event of any Insolvency Proceeding in respect of any Obligor or any property of any Obligor, the Second Lien Agent shall retain the right to vote with respect to the Second Lien Indebtedness. If the Second Lien Agent or any Second Lien Lender does not file a legally sufficient claim or proof of debt or other document or amendment thereof in the form required in such Insolvency Proceeding prior to 5 days before the expiration of time to file such claim or other document or amendment thereof, then the First Lien Agent shall have the right (but not the obligation) in any such Insolvency Proceeding, and the Second Lien Agent hereby irrevocably appoints the First Lien Agent as the Second Lien Agent’s and the Second Lien Lenders’ lawful attorney in fact, to file and prove all claims therefor.

c.     Reinstatement. If the First Lien Agent, any First Lien Lender or any other holder of any First Lien Indebtedness is required in any Insolvency Proceeding in respect of any Obligor or otherwise to turn over or otherwise pay any amount (a “Recovery”) to the estate or to any creditor or representative of an Obligor or any other Person, then the First Lien Indebtedness shall be reinstated to the extent of such Recovery. If the Second Lien Agent, any Second Lien Lender or any other holder of any Second Lien Indebtedness is required in any Insolvency Proceeding in respect of any Obligor or otherwise to turn over or otherwise pay a Recovery to the estate or to any creditor or representative of an Obligor or any other Person, then the Second Lien Indebtedness shall be reinstated to the extent of such Recovery. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the parties hereto from such date of reinstatement and to the extent the Priority First Lien Indebtedness or the Priority Second Lien Indebtedness, as the case may be, was decreased in connection with the payment which gave rise to the Recovery, then the Priority First Lien Indebtedness or the Priority Second Lien Indebtedness, as the case may be, shall be increased by the amount of such Recovery. All rights, interests, agreements, and obligations of the First Lien Agent, the First Lien Lenders, the Second Lien Agent and the Second Lien Lenders under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding in respect of any Obligor by or against any Obligor or any other Person and irrespective of any other circumstance which otherwise might constitute a defense available to, or a discharge of, any Obligor or any other Person in respect of the First Lien Indebtedness or the Second Lien Indebtedness, as the case may be. No priority or right of the First Lien Agent, the First Lien Lenders, any other holder of the First Lien Indebtedness, the Second Lien Agent, the Second Lien Lenders or any other holder of the Second Lien Indebtedness shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Obligor or any other Person or by the noncompliance by any Person with the terms, provisions, or covenants of the First Lien Loan Documents or the Second Lien Loan Documents, regardless of any knowledge thereof which the First Lien Agent, the First Lien Lenders, any holder of the First Lien Indebtedness, the Second Lien Agent, the Second Lien Lenders or any holder of the Second Lien Indebtedness may have.

d.     DIP Financing. If any Obligor shall be subject to any Insolvency Proceeding and the First Lien Agent or any First Lien Lender shall desire, prior to the Discharge of Priority First Lien Indebtedness, to permit the use of Cash Collateral or to provide any such Obligor financing (collectively, “DIP Financing”) under Section 363 or Section 364 of the Bankruptcy Code, to be secured by all or any portion of the Collateral, then the Second Lien Agent agrees that, so long as (i) the aggregate principal amount of Indebtedness incurred pursuant to such DIP Financing, together with the aggregate principal amount of all other outstanding First Lien Indebtedness, would not exceed the Maximum Priority First Lien Loan Amount at such time, (ii)  the Second Lien Agent retains a Lien on the Collateral (including Proceeds thereof arising after the commencement of such proceeding) with the same priority as existed prior to the commencement of such Insolvency Proceeding under applicable law (an “Adequate Protection Lien”), (iii)  the Second Lien Agent receives a replacement lien (a “Permitted Replacement Lien”) on assets arising after the commencement of such Insolvency Proceeding, to the same extent granted to the First Lien Agent, with the same priority as existed with respect to Collateral that existed prior to the commencement of such Insolvency Proceeding, (iv) such use of Cash Collateral or DIP Financing is subject to the terms of this Agreement, (v) the DIP Financing does not compel any Obligor to seek confirmation of a specific plan of reorganization, and (vi) the DIP Financing documentation does not expressly require the liquidation of the Collateral prior to a default under the DIP Financing documentation, it will raise no objection to such DIP Financing; provided, however, that, after the First Lien Agent consults in good faith with the Second Lien Agent and the Second Lien Lenders with respect to any milestones or sale of Collateral, the DIP Financing documentation may require the Obligors to achieve certain milestones toward a sale of Collateral and may require a sale of Collateral. The Second Lien Agent hereby agrees that its Liens in the Collateral shall be subordinated to the Liens securing such DIP Financing (and all obligations relating thereto) to the same extent and upon the same terms and conditions specified in this Agreement for the subordination of the Second Lien Agent’s and the Second Lien Lenders’ Liens in the Collateral securing the Second Lien Indebtedness to the First Lien Agent’s and the First Lien Lenders’ Liens in the Collateral securing the Priority First Lien Indebtedness. Notwithstanding anything to the contrary in this Section 3.d, if the First Lien Lenders desire to provide DIP Financing to the Obligor, the First Lien Lenders shall offer the Second Lien Lenders the right to purchase a last-out participation in the First Lien Term Loans in an aggregate principal amount equal to at least $7,500,000 (pursuant to a participation agreement in the form attached hereto as Annex I) and, if one or more of the Second Lien Lenders purchase such last-out participation in the First Lien Term Loans in an aggregate principal amount equal to at least $7,500,000 (pursuant to a participation agreement in the form attached hereto as Annex I), the First Lien Agent and the First Lien Lenders will not require the Obligors (or will waive any existing requirement in the DIP Financing documentation that requires the Obligors) to achieve any milestones toward a sale of Collateral or sell Collateral during the pendency of any Insolvency Proceeding without the prior written consent of the Second Lien Agent.

e.     Alternative DIP Financings. Nothing in this Agreement shall limit the rights of any Lender to object to post-petition financing, or financing arising after the commencement of an Insolvency Proceeding in respect of any Obligor, or the use of Cash Collateral that is provided on terms other than those set forth in Section 3.d. For the avoidance of doubt, it is understood and agreed that (i) the Second Lien Agent retains all rights to raise objections to any DIP Financing provided, offered or supported by the First Lien Agent or any First Lien Lender that is provided on terms other than those set forth in Section 3.d and (ii) the First Lien Agent retains all rights to raise objections to any DIP Financing provided, offered or supported by the Second Lien Agent or any Second Lien Lender

f.     Priming DIP Financing. If the First Lien Agent or any First Lien Lender offers to provide a DIP Financing that meets the requirements set forth in Section 3.d, the Second Lien Agent and the Second Lien Lenders agree that they shall not, directly or indirectly, provide, offer to provide or support any DIP Financing secured by a Lien senior to or pari passu with the Liens securing the First Lien Indebtedness.

g.     Other Waivers by Second Lien Agent. Until the Discharge of Priority First Lien Indebtedness has occurred, the Second Lien Agent agrees that it shall not, without the First Lien Agent’s written consent, (1) seek relief from the automatic stay of Section 362 of the Bankruptcy Code, any stay arising by way of court order, automatic or otherwise, or any other stay in any Insolvency Proceeding in respect of any Obligor (in all instances, a “Stay”) in respect of any portion of the Collateral on which the First Lien Agent then has a Lien, except to the extent the First Lien Agent obtains such relief, and unless the Second Lien Agent’s request for an Adequate Protection Lien and a Permitted Replacement Lien is denied in whole or in part, (2) take any action or vote in any way so as to directly or indirectly challenge or contest (A) the validity or the enforceability of the First Lien Credit Agreement, the other First Lien Loan Documents or the Liens granted to the First Lien Agent or the First Lien Lenders with respect to the First Lien Indebtedness, (B) the rights and duties of the First Lien Agent or the First Lien Lenders established in the First Lien Credit Agreement or any other First Lien Loan Document, or (C) any request by the First Lien Agent or any First Lien Lender with respect to adequate protection or similar relief, (3) seek or request any adequate protection or similar relief, other than (A) Permitted Interest and Expense Payments, (B) Adequate Protection Liens and Permitted Replacement Liens, and (C) priority administrative expense claim status with respect to the Second Lien Indebtedness (“Priority Status”) which is and shall be subordinated to the priority status of the First Lien Agent and the First Lien Lenders, and otherwise subject to this Agreement to the extent applicable, (4) in the event that the First Lien Agent obtains relief from any Stay to Exercise Any Secured Creditor Remedies and the First Lien Agent has commenced and is diligently pursuing in good faith actions to consummate a sale of all or any material portion of the Collateral in accordance with Section 363 or 365 of the Bankruptcy Code, or in accordance with a court order made within an Insolvency Proceeding, within a commercially reasonable time and in a commercially reasonable manner so as to maximize the value of such Collateral, seek, or support any request, to dismiss or set aside any Insolvency Proceeding or to convert an Insolvency Proceeding commenced under chapter 11 of the Bankruptcy Code to a case or proceeding under chapter 7 of the Bankruptcy Code, (5) in the event that the First Lien Agent obtains relief from a Stay in order to Exercise Any Secured Creditor Remedies and the First Lien Agent has commenced and is diligently pursuing in good faith actions to consummate a sale of all or any material portion of the Collateral in accordance with Section 363 or 365 of the Bankruptcy Code, or in accordance with a court order made within an Insolvency Proceeding, within a commercially reasonable time and in a commercially reasonable manner so as to maximize the value of such Collateral, seek the appointment of a trustee or examiner with expanded powers for the subject Obligor, or (6) object to any sale of all or any portion of the Collateral or any related bidding procedures in accordance with Sections 363 or 365 of the Bankruptcy Code, or in accordance with a court order made within an Insolvency Proceeding, other than (A) any objection that an unsecured creditor could assert in its capacity as an unsecured creditor, (B) if the First Lien Agent or any First Lien Lender objects to any such sale, (C) any objection to preserve its rights in and to any proceeds received from such sale in excess of any amount necessary to pay in full in cash the Priority First Lien Indebtedness, or (D) any such sale that is to any Borrower or an Affiliate of any Borrower. Neither the Second Lien Agent nor any Second Lien Lender shall object to, oppose, or challenge the determination of the extent of any Liens held by the First Lien Agent or any First Lien Lender or the value of any claims of the First Lien Agent and the First Lien Lenders under Section 506(a) of the Bankruptcy Code or any claim by the First Lien Agent or any First Lien Lender for allowance in any Insolvency Proceeding of the First Lien Indebtedness consisting of post-petition interest, fees, or expenses. The Second Lien Agent and each Second Lien Lender each agree that they will not, directly or indirectly, assert or support the assertion of, and hereby waive any right that they may have to assert or support the assertion of, any surcharge under Section 506(c) or the "equities of the case" exception of Section 552(b) of the Bankruptcy Code as against the First Lien Agent or any First Lien Lender or with respect to any of the Collateral to the extent securing the Priority First Lien Indebtedness.

h.     Other Waivers by First Lien Agent. Until the Discharge of Priority Second Lien Indebtedness has occurred, the First Lien Agent agrees that it shall not, without the Second Lien Agent’s written consent, take any action or vote in any way so as to directly or indirectly challenge or contest (A) the validity or the enforceability of the Second Lien Credit Agreement, the other Second Lien Loan Documents or the Liens granted to the Second Lien Agent and the Second Lien Lenders with respect to the Second Lien Indebtedness, or (B) the rights and duties of the Second Lien Agent and the Second Lien Lenders established in the Second Lien Credit Agreement or any other Second Lien Loan Document to the extent such rights and duties are not and/or have not been exercised in contravention of this Agreement.

i.     Rights of Second Lien Agent and Second Lien Lenders to Adequate Protection. The First Lien Agent agrees that it will raise no objection to a request for adequate protection, or similar relief, by the Second Lien Agent and the Second Lien Lenders in the form of (i) Adequate Protection Liens and Permitted Replacement Liens or (ii) Priority Status. The Second Lien Agent and the Second Lien Lenders agree that they will not seek or request payment of interest on, and expenses with respect to, the Second Lien Indebtedness during the pendency of an Insolvency Proceeding without the written consent of the First Lien Agent (any such interest or expenses paid to the Second Lien Agent and/or the Second Lien Lenders with the consent of the First Lien Agent, “Permitted Interest and Expense Payments”). If the Second Lien Agent obtains adequate protection in the form of a superpriority or other administrative expense claim (as applicable), such superpriority or other administrative expense claim, if obtained, shall be subordinate to any superpriority or other administrative expense claim of the First Lien Agent and the First Lien Lenders (such subordination to include an express provision that the Second Lien Agent and the Second Lien Lenders will not object to a plan of reorganization that is accepted by the requisite affirmative vote of all classes composed of the secured claims of the First Lien Agent and the First Lien Lenders solely on the grounds of a failure of such plan of reorganization to pay the Second Lien Agent and the Second Lien Lenders' superpriority or other administrative expense claims in full in accordance with Section 1129(a)(9)(A) of the Bankruptcy Code) so long as such plan of reorganization provides that any portion of the Second Lien Agent’s and the Second Lien Lenders’ superpriority or other administrative expense claims not paid in cash as of the effective date of such plan of reorganization will be paid with property having a value as of the effective date of such plan of reorganization equal to the allowed amount of such superpriority or other administrative expense claims and in the same form of consideration as that received by the Second Lien Agent and the Second Lien Lenders under such plan of reorganization with respect to other Second Lien Indebtedness.

j.     Rights as an Unsecured Creditor; Voting Rights Preserved. Except as expressly agreed in Section 3.d or 3.g, the Second Lien Agent retains and may freely exercise and assert in any Insolvency Proceeding any rights, objections or claims that could be asserted by an unsecured creditor (regardless of whether the Second Lien Agent or the Second Lien Lenders actually hold any deficiency or other unsecured claim); provided, however, the First Lien Agent retains and may freely exercise and assert in any Insolvency Proceeding any rights, claims or objections that the Second Lien Agent or the Second Lien Lenders are not unsecured or undersecured creditors. The Second Lien Agent retains any rights which it may have in any Insolvency Proceeding to vote for or against, to file any pleading with respect to, or to assert any objections to any proposed plan of reorganization (including any request for termination or extension of exclusivity and any disclosure statement related thereto) that is not otherwise inconsistent with the provisions of this Agreement.

4.             Modifications of Indebtedness.

a.     First Lien Indebtedness. All of the First Lien Indebtedness at any time incurred by any Obligor shall be deemed to have been incurred, and all of the First Lien Indebtedness held by any First Lien Lender or other holder of the First Lien Indebtedness shall be deemed to have been extended, acquired or obtained, as applicable, in reliance upon this Agreement, and, to the extent not otherwise required herein, the Second Lien Agent hereby waives (i) notice of acceptance, or proof of reliance, by the First Lien Agent, the First Lien Lenders or any other holder of the First Lien Indebtedness of this Agreement, and (ii) notice of the existence, renewal, extension, accrual, creation, or non-payment of all or any part of the First Lien Indebtedness. Nothing contained in this Agreement shall preclude the First Lien Agent, the First Lien Lenders or any holder of the First Lien Indebtedness from discontinuing the extension of credit to any Obligor (whether under the First Lien Credit Agreement or otherwise). The Second Lien Agent, on behalf of itself and the Second Lien Lenders, hereby agrees that the First Lien Agent shall have the right, at any time and from time to time, in its sole discretion without the consent of or notice to the Second Lien Agent or any Second Lien Lender (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the Second Lien Agent or any Second Lien Lender, to amend, restate, waive, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify the First Lien Loan Documents (collectively, any “First Lien Modification”), in any manner whatsoever, including any renewals, extensions or shortening of time of payments (even if such shortening causes any of the First Lien Indebtedness to be due on demand or otherwise), and the Second Lien Agent, on behalf of itself and the Second Lien Lenders, consents and agrees to any such First Lien Modification; provided that the First Lien Agent and the First Lien Lenders shall obtain the prior written consent of the Second Lien Agent to any First Lien Modification that (i) changes (including a waiver of) the amount of any scheduled principal payment or any mandatory principal prepayment or extends the date for payment of any scheduled principal payment or any mandatory principal prepayment, including any First Lien Modifications in respect of Section 2.05 of the First Lien Credit Agreement, provided that the First Lien Agent may (x) change to an earlier date the Final Maturity Date (as defined in the Original First Lien Credit Agreement), (y) make modifications to Section 2.05 of the First Lien Credit Agreement that are immaterial and have no adverse effect on the Obligors, the Second Lien Agent or any Second Lien Lender and/or (z) waive any scheduled principal payment or any mandatory principal prepayment so long as such payment is then offered to the Second Lien Agent and the Second Lien Lenders to be applied to the Second Lien Indebtedness (which payment may be waived by the Second Lien Agent and the Second Lien Lenders), (ii) increases the applicable interest rate margin or yield with respect to any category of the First Lien Indebtedness in the aggregate by greater than 3 percentage points calculated at the time of such increase on an average per annum basis for the remaining term of the First Lien Indebtedness (excluding the imposition of the default rate of interest in effect under the Original First Lien Loan Documents but including any amendment fees or other additional fees), (iii) modifies any existing covenant, representation, warranty or event of default or adds any new covenant, representation, warranty, or event of default which, in either case, specifically restricts one or more Obligors from making payments under the Second Lien Loan Documents or incurring Indebtedness under the Second Lien Loan Documents which payments or Indebtedness would be permitted under the First Lien Loan Documents as in effect on the date hereof, (iv) extends to a later date the Final Maturity Date (as defined in the Original First Lien Credit Agreement), provided that the First Lien Agent may extend the Final Maturity Date (as defined in the Original First Lien Credit Agreement) by six (6) months but in no event beyond the Final Maturity Date (as defined in the Original Second Lien Credit Agreement), or (v) has the effect of contravening this Agreement. The foregoing notwithstanding, the First Lien Agent and the First Lien Lenders may increase the principal amount of the First Lien Indebtedness, without obtaining the consent of Second Lien Agent or any Second Lien Lender, in accordance with the terms of the Original Second Lien Credit Agreement (subject to the restrictions set forth herein and therein). Other than the First Lien Modifications set forth in the initial proviso to this Section 4.a., the Second Lien Agent waives notice of any such First Lien Modification, and agrees that no such First Lien Modification shall affect, release, or impair the subordination or any other obligations of the Second Lien Agent or any Second Lien Lender contained herein.

b.     Second Lien Indebtedness. All of the Second Lien Indebtedness at any time incurred by any Obligor shall be deemed to have been incurred, and all of the Second Lien Indebtedness held by any Second Lien Lender or other holder of the Second Lien Indebtedness shall be deemed to have been extended, acquired or obtained, as applicable, in reliance upon this Agreement, and, to the extent not otherwise required herein, the First Lien Agent hereby waives (i) notice of acceptance, or proof of reliance, by the Second Lien Agent, the Second Lien Lenders or any other holder of the Second Lien Indebtedness of this Agreement, and (ii) notice of the existence, renewal, extension, accrual, creation, or non-payment of all or any part of the Second Lien Indebtedness. Nothing contained in this Agreement shall preclude the Second Lien Agent, the Second Lien Lenders or any holder of the Second Lien Indebtedness from discontinuing the extension of credit to any Obligor (whether under the Second Lien Credit Agreement or otherwise). The First Lien Agent, on behalf of itself and the First Lien Lenders, hereby agrees that the Second Lien Agent shall have the right, at any time and from time to time, in its sole discretion without the consent of or notice to the First Lien Agent or any First Lien Lender (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the First Lien Agent or any First Lien Lender, to amend, waive, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify the Second Lien Loan Documents (collectively, any “Second Lien Modification”), in any manner whatsoever, including any renewals, extensions or shortening of time of payments (even if such shortening causes any of the Second Lien Indebtedness to be due on demand or otherwise) and the First Lien Agent, on behalf of itself and the First Lien Lenders, consents and agrees to any such Second Lien Modification; provided that the Second Lien Agent and the Second Lien Lenders shall obtain the prior written consent of First Lien Agent to any Second Lien Modification that: (i) requires that any payment be made earlier than the date originally scheduled for such payment or changes (including a waiver of) the amount of any mandatory principal prepayment, including any Second Lien Modifications in respect of Section 2.05 of the Second Lien Credit Agreement, provided that the Second Lien Agent may make modifications to Section 2.05 of the Second Lien Credit Agreement that are immaterial and have no adverse effect on the Obligors, the First Lien Agent or any First Lien Lender, (ii) increases the applicable cash interest rate margin or yield with respect to any category of the Second Lien Indebtedness in the aggregate by greater than 3 percentage points calculated at the time of such increase on an average per annum basis for the remaining term of such Second Lien Indebtedness (excluding the imposition of the default rate of interest in effect under the Original Second Lien Loan Documents but including any amendment fees or other additional fees), (iii) modifies any existing covenant, representation, warranty or event of default or adds any new covenant, representation, warranty, or event of default which, in either case, specifically restricts one or more Obligors from making payments under the First Lien Loan Documents or incurring Indebtedness under the First Lien Loan Documents which payments or Indebtedness would be permitted under the Second Lien Loan Documents as in effect on the date hereof or changes the priority in the application of any payments to the First Lien Lenders, (iv) changes to an earlier date the Final Maturity Date (as defined in the Original Second Lien Credit Agreement) or (v) has the effect of contravening this Agreement. The foregoing notwithstanding, the Second Lien Agent and the Second Lien Lenders may increase the principal amount of the Second Lien Indebtedness, without obtaining the consent of the First Lien Agent or any First Lien Lender, in accordance with the terms of the Original First Lien Credit Agreement (subject to the restrictions set forth herein and therein). Other than the Second Lien Modifications set forth in the initial proviso to this Section 4.b., the First Lien Agent waives notice of any such Second Lien Modification, and agrees that no such Second Lien Modification shall affect, release, or impair any of the obligations of the First Lien Agent contained herein.

c.             Notice of Acceptance and Other Waivers.

(1)     To the fullest extent permitted by applicable law, the Second Lien Agent hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the First Lien Credit Agreement, or the creation or existence of any of the First Lien Indebtedness; (iii) notice of the amount of the First Lien Indebtedness; (iv) notice of any adverse change in the financial condition of any Obligor or of any other fact that might increase the Second Lien Agent’s or any Second Lien Lender’s risk hereunder; (v) notice of presentment for payment, demand, or protest, and notice thereof as to any instrument among the First Lien Loan Documents; (vi) notice of any Default or Event of Default (under and as defined in the First Lien Credit Agreement) or otherwise relating to the First Lien Indebtedness; and (vii) all other notices (except if such notice is specifically required to be given to the Second Lien Agent under this Agreement) and demands to which the Second Lien Agent or any Second Lien Lender might otherwise be entitled. To the fullest extent permitted by applicable law, the First Lien Agent hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Second Lien Credit Agreement, or the creation or existence of any of the Second Lien Indebtedness; (iii) notice of the amount of the Second Lien Indebtedness; (iv) notice of any adverse change in the financial condition of any Obligor or of any other fact that might increase the First Lien Agent’s or any First Lien Lender’s risk hereunder; (v) notice of presentment for payment, demand, or protest, and notice thereof as to any instrument among the Second Lien Loan Documents; (vi) notice of any Default or Event of Default (under and as defined in the Second Lien Credit Agreement) or otherwise relating to the Second Lien Indebtedness; and (vii) all other notices (except if such notice is specifically required to be given to the First Lien Agent under this Agreement) and demands to which the First Lien Agent might otherwise be entitled.

(2)     To the fullest extent permitted by applicable law, the Second Lien Agent waives the right by statute or otherwise to require the First Lien Agent, any First Lien Lender or any holder of the First Lien Indebtedness to institute suit against any Obligor or to exhaust any rights and remedies which the First Lien Agent, any First Lien Lender or any holder of the First Lien Indebtedness has or may have against any Obligor. The Second Lien Agent further waives any defense arising by reason of any disability or other defense (other than the defense that the Discharge of First Lien Indebtedness has occurred (subject to the provisions of Section 3.c)) of any Obligor or by reason of the cessation from any cause whatsoever of the liability of such Obligor in respect thereof. To the fullest extent permitted by applicable law, the First Lien Agent waives the right by statute or otherwise to require the Second Lien Agent, any Second Lien Lender or any holder of the Second Lien Indebtedness to institute suit against any Obligor or to exhaust any rights and remedies which the Second Lien Agent, any Second Lien Lender or any holder of the Second Lien Indebtedness has or may have against any Obligor. The First Lien Agent further waives any defense arising by reason of any disability or other defense (other than the defense that the Discharge of Second Lien Indebtedness has occurred (subject to the provisions of Section 3.c)) of any Obligor or by reason of the cessation from any cause whatsoever of the liability of such Obligor in respect thereof.

(3)     To the fullest extent permitted by applicable law, the Second Lien Agent hereby waives: (i) any rights to assert against the First Lien Agent, the First Lien Lenders or any other holder of the First Lien Indebtedness any defense (legal or equitable), set-off, counterclaim, or claim which the Second Lien Agent may now or at any time hereafter have against any Obligor; (ii) except as otherwise set forth in this Agreement, any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of any of the First Lien Indebtedness, any of the Second Lien Indebtedness or any security for either; and (iii) the benefit of any statute of limitations affecting the Second Lien Agent’s obligations hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the First Lien Indebtedness shall similarly operate to defer or delay the operation of such statute of limitations applicable to the Second Lien Agent’s obligations hereunder. To the fullest extent permitted by applicable law, the First Lien Agent hereby waives: (i) any rights to assert against the Second Lien Agent, the Second Lien Lenders or any other holder of the Second Lien Indebtedness any defense (legal or equitable), set-off, counterclaim, or claim which the First Lien Agent may now or at any time hereafter have against any Obligor; (ii) except as otherwise set forth in this Agreement, any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of any of the Second Lien Indebtedness, any of the First Lien Indebtedness or any security for either; and (iii) the benefit of any statute of limitations affecting the First Lien Agent’s obligations hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Second Lien Indebtedness shall similarly operate to defer or delay the operation of such statute of limitations applicable to the First Lien Agent’s obligations hereunder.

(4)     Until such time as the Discharge of Priority First Lien Indebtedness shall have occurred, the Second Lien Agent hereby postpones any right of subrogation the Second Lien Agent or any Second Lien Lender has or may have as against any Obligor with respect to any of the First Lien Indebtedness.

(5)     None of the First Lien Agent, any First Lien Lender or any other holder of the First Lien Indebtedness or any of their respective affiliates, directors, officers, employees, or agents shall be liable to the Second Lien Agent or the Second Lien Lenders for failure to demand, collect, or realize upon any of the Collateral or any Proceeds or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof. If the First Lien Agent or any First Lien Lender honors (or fails to honor) a request by Borrower for an extension of credit pursuant to the First Lien Credit Agreement or any of the other First Lien Loan Documents, whether the First Lien Agent or any First Lien Lender has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of the Second Lien Loan Documents or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the First Lien Agent or any First Lien Lender otherwise should exercise any of its contractual rights or remedies under the First Lien Loan Documents (subject to the express terms and conditions hereof), neither the First Lien Agent nor any First Lien Lender shall have any liability whatsoever to the Second Lien Agent or any Second Lien Lender as a result of such action, omission, or exercise. As between the First Lien Agent and the First Lien Lenders, on the one hand, and the Second Lien Agent and the Second Lien Lenders, on the other hand, the First Lien Agent and the First Lien Lenders will be entitled to manage and supervise their loans and extensions of credit under the First Lien Loan Documents as the First Lien Agent and the First Lien Lenders may, in their sole discretion, deem appropriate, and the First Lien Agent, each First Lien Lender and each other holder of the First Lien Indebtedness may manage their loans and extensions of credit without regard to any rights or interests that the Second Lien Agent or any Second Lien Lender may have in the Collateral or otherwise except as otherwise expressly set forth in this Agreement. The Second Lien Agent agrees that none of the First Lien Agent, any First Lien Lender or any other holder of the First Lien Indebtedness shall incur any liability as a result of a sale, lease, license, application or other disposition of all or any portion of the Collateral or any part or Proceeds thereof conducted in accordance with applicable law and the terms hereof. Subject to the express terms and conditions of this Agreement, the First Lien Agent, each First Lien Lender and each holder of the First Lien Indebtedness may, from time to time, enter into agreements and settlements with Obligors as they may determine in their sole discretion without impairing any of the subordinations, priorities, rights or obligations of the parties under this Agreement, including substituting Collateral, releasing any Lien and releasing any Obligor. The Second Lien Agent waives any and all rights it may have to require the First Lien Agent, any First Lien Lender or any holder of the First Lien Indebtedness to marshal assets, to exercise rights or remedies in a particular manner, or to forbear from exercising such rights and remedies in any particular manner or order.

(6)     None of the Second Lien Agent, any Second Lien Lender or any other holder of the Second Lien Indebtedness or any of their respective affiliates, directors, officers, employees, or agents shall be liable to the First Lien Agent or the First Lien Lenders for failure to demand, collect, or realize upon any of the Collateral or any Proceeds or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof. If the Second Lien Agent or any Second Lien Lender honors (or fails to honor) a request by Borrower for an extension of credit pursuant to the Second Lien Credit Agreement or any of the other Second Lien Loan Documents, whether the Second Lien Agent or any Second Lien Lender has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of the First Lien Loan Documents or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the Second Lien Agent or any Second Lien Lender otherwise should exercise any of its contractual rights or remedies under the Second Lien Loan Documents (subject to the express terms and conditions hereof), neither the Second Lien Agent nor any Second Lien Lender shall have any liability whatsoever to the First Lien Agent or any First Lien Lender as a result of such action, omission, or exercise. As between the First Lien Agent and the First Lien Lenders, on the one hand, and the Second Lien Agent and the Second Lien Lenders, on the other hand, the Second Lien Agent and the Second Lien Lenders will be entitled to manage and supervise their loans and extensions of credit under the Second Lien Loan Documents as the Second Lien Agent and the Second Lien Lenders may, in their sole discretion, deem appropriate, and the Second Lien Agent, each Second Lien Lender and each other holder of the Second Lien Indebtedness may manage its loans and extensions of credit without regard to any rights or interests that the First Lien Agent or any First Lien Lender may have in the Collateral or otherwise except as otherwise expressly set forth in this Agreement. The First Lien Agent agrees that none of the Second Lien Agent, any Second Lien Lender or any other holder of the Second Lien Indebtedness shall incur any liability as a result of a sale, lease, license, application or other disposition of all or any portion of the Collateral or any part or Proceeds thereof conducted in accordance with applicable law and the terms hereof. Subject to the express terms and conditions of this Agreement, the Second Lien Agent, each Second Lien Lender and each holder of the Second Lien Indebtedness may, from time to time, enter into agreements and settlements with Obligors as they may determine in their sole discretion without impairing any of the subordinations, priorities, rights or obligations of the parties under this Agreement, including substituting Collateral, releasing any Lien and releasing any Obligor. The First Lien Agent waives any and all rights it may have to require the Second Lien Agent, any Second Lien Lender or any holder of the Second Lien Indebtedness to marshal assets, to exercise rights or remedies in a particular manner, or to forbear from exercising such rights and remedies in any particular manner or order. Subject to the express terms and conditions hereof, nothing contained in this Agreement shall limit or waive any right that the Second Lien Agent and the Second Lien Lenders have to enforce any of the provisions of the Second Lien Loan Documents against any Obligor.

5.     Indebtedness Owed Only to Lenders. As of the date of this Agreement, the entire Second Lien Indebtedness is owing only to the Second Lien Agent and the Second Lien Lenders. As of the date of this Agreement, the entire First Lien Indebtedness is owing only to the First Lien Agent and the First Lien Lenders. Each Agent, the First Lien Lender, the Second Lien Lender, each successor, assignee, or other transferee of any Agent, each of the Second Lien Lenders, and each of the First Lien Lenders shall be bound by the terms and conditions of this Agreement.

6.     Payments Received by Second Lien Agent or Second Lien Lenders. If, at any time prior to the date upon which the Discharge of Priority First Lien Indebtedness shall have occurred, the Second Lien Agent or any Second Lien Lender receives any payment or distribution of any kind or character as a result of an Exercise of Any Secured Creditor Remedies, whether in cash, property or securities, from or of any assets of any Obligor (or any Obligor’s Subsidiaries), in each case, in contravention of the express terms of this Agreement, the Second Lien Agent or such Second Lien Lender shall be deemed to receive and hold the same in trust as trustee for the benefit of the First Lien Agent and the First Lien Lenders and shall forthwith deliver such payment, distribution, or proceeds to the First Lien Agent in precisely the form received (except for the endorsement or assignment by the Second Lien Agent or such Second Lien Lender where necessary), for application in accordance with Section 7.b to any of the First Lien Indebtedness, whether then due or yet to become due. In the event of the failure of the Second Lien Agent or any Second Lien Lender to make any such endorsement or assignment to the First Lien Agent within 5 Business Days after receipt of written request therefor from the First Lien Agent, the First Lien Agent and any of its officers or agents are hereby irrevocably authorized to make such endorsement or assignment and the Second Lien Agent hereby irrevocably appoints the First Lien Agent as the lawful attorney in fact of the Second Lien Agent and the Second Lien Lenders solely for the purpose of enabling the First Lien Agent to make such endorsement or assignment in the name of the Second Lien Agent or any Second Lien Lender.

7.             Application of Proceeds.

a.     Revolving Nature of First Lien Indebtedness. The Second Lien Agent expressly acknowledges and agrees that (i) the First Lien Credit Agreement contains a revolving commitment, that in the ordinary course of business the First Lien Agent and the First Lien Lenders will apply payments and make advances thereunder, and that no application of any Payment Collateral or Cash Collateral in the ordinary course of business and absent any affirmative enforcement action or remedies by the First Lien Agent or any First Lien Lender to collect or otherwise realize upon such Payment Collateral or Cash Collateral (such Payment Collateral or Cash Collateral, “Ordinary Course Collections”) shall constitute the Exercise of Secured Creditor Remedies under this Agreement; and (ii) all Ordinary Course Collections received by the First Lien Agent may be applied, reversed, reapplied, credited, or reborrowed, in whole or in part, to the portion of the First Lien Credit Agreement that is a revolving commitment without reducing the Maximum Priority First Lien Loan Amount at any time.

b.     Application of Proceeds of Collateral. (i) All Collateral and all Proceeds, received by any of the First Lien Agent, the First Lien Lenders, the Second Lien Agent or the Second Lien Lenders in connection with any Exercise of Secured Creditor Remedies and (ii) all amounts received by the First Lien Agent, the First Lien Lenders, the Second Lien Agent or the Second Lien Lenders in connection with the enforcement of the provisions of any subordination agreement entered into by any Obligor, in each case, shall be applied:

first, to the payment of costs and expenses of the First Lien Agent (and sub-agents thereof) in connection with such Exercise of Secured Creditor Remedies (to the extent the First Lien Agent’s Exercise of Secured Creditor Remedies is permitted hereunder), second, to the payment of the First Lien Indebtedness (other than the Excluded First Lien Indebtedness) in accordance with the First Lien Loan Documents, and in the case of payment of any revolving credit loans, together with the concurrent permanent reduction of any revolving credit commitment thereunder in an amount equal to the amount of such payment, third, to the payment of costs and expenses of the Second Lien Agent (and sub-agents thereof) in connection with such Exercise of Secured Creditor Remedies (to the extent the Second Lien Agent’s Exercise of Secured Creditor Remedies is permitted hereunder), fourth, to the payment of the Second Lien Indebtedness (other than the Excluded Second Lien Indebtedness) in accordance with the Second Lien Loan Documents,

fifth, to the payment of the Excluded First Lien Indebtedness in accordance with the First Lien Loan Documents, and sixth, to the payment of the Excluded Second Lien Indebtedness in accordance with the Second Lien Loan Documents.

c.     Insurance. In the event of the occurrence of a fire or other casualty resulting in loss or damage to all or any portion of any Collateral (collectively, a “Casualty”), all proceeds received or to be received on account of a Casualty shall be applied in the manner provided for in Section 2.05(c) of the First Lien Credit Agreement (as in effect on the date hereof) and Section 2.05(c) of the Second Lien Credit Agreement (as in effect on the date hereof); it being agreed that all proceeds received or to be received on account of a Casualty shall not be deemed to be received in connection with the Exercise of Secured Creditor Remedies unless the First Lien Agent, the First Lien Lenders, the Second Lien Agent or the Second Lien Lenders have otherwise commenced an Exercise of Secured Creditor Remedies.

d.     Cash Sweeps. In the event of the occurrence of the sweeping of cash under blocked account arrangements, all such cash shall be applied in the manner provided for in the First Lien Credit Agreement (as in effect on the date hereof) and the Second Lien Credit Agreement (as in effect on the date hereof); it being agreed that all such cash swept shall not be deemed to be received in connection with the Exercise of Secured Creditor Remedies unless the First Lien Agent, the First Lien Lenders, the Second Lien Agent or the Second Lien Lenders have otherwise commenced an Exercise of Secured Creditor Remedies.

8.             Second Lien Lender Purchase Option.

a.     Upon (i) receipt by the Second Lien Agent of a notice (a “Trigger Notice”) by the First Lien Agent of the intent of the First Lien Agent and the First Lien Lenders to (A) accelerate any of the First Lien Indebtedness, (B) Exercise Any Secured Creditor Remedies or (C) request that the Second Lien Agent and the Second Lien Lenders release their Liens on the Collateral pursuant to Section 2.e, (ii) the occurrence of a payment default under the Second Lien Loan Documents, or (iii) the commencement of an Insolvency Proceeding with respect to any Obligor (each, a “Trigger Event”), the Second Lien Agent and the Second Lien Lenders shall have the option, exercised at any time thereafter so long as such Trigger Event is continuing, by delivery of notice by the Second Lien Agent to the First Lien Agent (a “Purchase Notice”), to purchase all (but not less than all) of the First Lien Indebtedness (other than the Excluded First Lien Indebtedness) from the First Lien Agent and the First Lien Lenders. The Purchase Notice, if given, shall be irrevocable.

b.     The First Lien Agent shall deliver to the Second Lien Agent any Trigger Notice referred to in Section 8.a(i), (i) in the absence of Exigent Circumstances, not less than 5 Business Days prior to the taking of the earliest of the actions described in Section 8.a(i), or (ii) if Exigent Circumstances exist, as soon as practicable and in any event contemporaneously with the taking of such action. If the Second Lien Agent sends to the First Lien Agent a Purchase Notice within 5 Business Days of the occurrence of a Trigger Event, the First Lien Agent and the First Lien Lenders shall not accelerate the First Lien Indebtedness or Exercise Any Secured Creditor Remedies, to the extent such action has not been taken, or request that the Second Lien Agent and the Second Lien Lenders release their Liens on the Collateral pursuant to Section 2.e, as the case may be, provided that the purchase and sale with respect to the First Lien Indebtedness (other than the Excluded First Lien Indebtedness) provided for in this Section 8 shall have closed within 5 Business Days after receipt by the First Lien Agent of the Purchase Notice and the First Lien Agent shall have received payment in full of the First Lien Indebtedness (other than the Excluded First Lien Indebtedness) as provided for herein within such 5 Business Day period.

c.     On the date specified by the Second Lien Agent in the Purchase Notice (which shall not be more than 5 Business Days after the receipt by the First Lien Agent of the Purchase Notice), the First Lien Agent and the First Lien Lenders shall sell to the Second Lien Agent and the Second Lien Lenders, and the Second Lien Agent and the Second Lien Lenders shall purchase from the First Lien Agent and the First Lien Lenders, at par, the First Lien Indebtedness (other than the Excluded First Lien Indebtedness). Upon exercise of such purchase option by the Second Lien Agent, such sale shall be documented pursuant to an assignment and acceptance agreement which will be substantially in the form of Exhibit G to the Original First Lien Credit Agreement.

d.     Upon the date of such purchase and sale, the Second Lien Agent and the Second Lien Lenders shall (i) (x) pay to the First Lien Agent and the First Lien Lenders as the purchase price therefor the full amount of all the First Lien Indebtedness (other than the Excluded First Lien Indebtedness) then outstanding and unpaid, (y) furnish cash collateral to the First Lien Agent and the First Lien Lenders to secure the First Lien Agent and the First Lien Lenders in connection with any issued and outstanding letters of credit provided by the First Lien Agent and the First Lien Lenders to any Obligor (in an amount equal to 105% of the aggregate undrawn face amount of such letters of credit) constituting the First Lien Indebtedness (other than the Excluded First Lien Indebtedness), provided that, after the date of such purchase and sale, (A) without the prior written consent of the Second Lien Agent, the First Lien Agent and the First Lien Lenders will not amend, modify, renew or extend any letters of credit for which the Second Lien Agent and the Second Lien Lenders have provided cash collateral to the First Lien Agent and the First Lien Lenders at the time of the purchase and sale, (B) the First Lien Agent and the First Lien Lenders will promptly provide the Second Lien Agent with written notification of the cancellation or termination of any letters of credit for which the Second Lien Agent and the Second Lien Lenders have provided cash collateral to the First Lien Agent and the First Lien Lenders at the time of the purchase and sale, and (C) to the extent any letters of credit are cancelled or terminated without being drawn, the First Lien Agent and the First Lien Lenders shall return to the Second Lien Agent all cash collateral (net of any fees and expenses incurred by the First Lien Agent and the First Lien Lenders in connection with such cancellation or termination) furnished to the First Lien Agent and the First Lien Lenders as collateral therefor and not applied to the satisfaction of the First Lien Indebtedness (other than the Excluded First Lien Indebtedness) consisting of reimbursement obligations with respect to letters of credit, and (z) furnish cash collateral to the First Lien Agent and the First Lien Lenders to secure the First Lien Agent and the First Lien Lenders in connection with any obligations under any Bank Products Agreement (in an amount equal to 105% of the aggregate amount thereof) constituting the First Lien Indebtedness (other than the Excluded First Lien Indebtedness), provided that, after the date of such purchase and sale, (A) without the prior written consent of the Second Lien Agent, the First Lien Agent and the First Lien Lenders will not amend, modify, renew or extend any Bank Products Agreement or any cash management and hedge obligations for which the Second Lien Agent and the Second Lien Lenders have provided cash collateral to the First Lien Agent and the First Lien Lenders at the time of the purchase and sale, (B) the First Lien Agent and the First Lien Lenders will promptly provide the Second Lien Agent with written notification of the cancellation or termination of any Bank Products Agreement or cash management and hedge obligations for which the Second Lien Agent and the Second Lien Lenders have provided cash collateral to the First Lien Agent and the First Lien Lenders at the time of the purchase and sale, and (C) to the extent any Bank Products Agreement or cash management and hedge obligations is cancelled or terminated, the First Lien Agent and the First Lien Lenders shall return to the Second Lien Agent all cash collateral (net of any fees and expenses incurred by the First Lien Agent and the First Lien Lenders in connection with such cancellation or termination) furnished to the First Lien Agent and the First Lien Lenders as collateral therefor and not applied to the satisfaction of the First Lien Indebtedness (other than the Excluded First Lien Indebtedness) consisting of reimbursement obligations thereunder and (ii) agree to reimburse the First Lien Agent and the First Lien Lenders for all expenses to the extent then earned or due and payable in accordance with the First Lien Loan Documents (including the reimbursement of extraordinary expenses, financial examination expenses and appraisal fees). Anything contained in this Section to the contrary notwithstanding, in the event that (X) the Second Lien Agent and the Second Lien Lenders receive all or a portion of any prepayment premium, make-whole obligation or early termination fee payable pursuant to the First Lien Loan Documents in cash, (Y) all of the First Lien Indebtedness purchased by the Second Lien Agent and the Second Lien Lenders and all of the Second Lien Indebtedness (other than the Excluded Second Lien Indebtedness), including principal, interest and fees thereon and costs and expenses of collection thereof (including reasonable attorneys fees and legal expenses), are repaid in full in cash, and (Z) the First Lien Credit Agreement is terminated, in each case, within 90 days following the date on which the Second Lien Agent and the Second Lien Lenders pay the purchase price described in clauses (i)-(ii) of this Section, then, within 3 Business Days after receipt by the Second Lien Agent and the Second Lien Lenders of such amounts, the Second Lien Agent and the Second Lien Lenders shall pay a supplemental purchase price to the First Lien Agent and the First Lien Lenders in respect of their purchase under this Section 8 in an amount equal to the portion of any prepayment premium, make-whole obligation or early termination fee received by the Second Lien Agent and the Second Lien Lenders which the First Lien Agent and the First Lien Lenders would have been entitled to receive had the purchase under this Section not occurred. Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account of the First Lien Agent as the First Lien Agent may designate in writing to the Second Lien Agent for such purpose. Interest shall be calculated to but excluding the Business Day on which such purchase and sale shall occur if the amounts so paid by the Second Lien Agent and the Second Lien Lenders to the bank account designated by the First Lien Agent are received in such bank account prior to 2:00 p.m., New York City time, and interest shall be calculated to and including such Business Day if the amounts so paid by the Second Lien Agent and the Second Lien Lenders to the bank account designated by the First Lien Agent are received in such bank account later than 2:00 p.m., New York City time.

e.     Such purchase shall be expressly made without representation or warranty of any kind by the First Lien Agent and the First Lien Lenders as to the First Lien Indebtedness so purchased or otherwise and without recourse to the First Lien Agent or any First Lien Lender, except that each First Lien Lender shall represent and warrant: (i) that the amount quoted, in writing, by the First Lien Agent and the First Lien Lenders (as applicable) as its portion of the purchase price therefor represents the amount shown as owing with respect to the claims transferred as reflected on its books and records, (ii) it owns, or has the right to transfer to the Second Lien Agent and the Second Lien Lenders, the rights being transferred, and (iii) the assets being transferred will be free and clear of Liens and adverse claims (other than indemnification claims of the First Lien Agent and the First Lien Lenders that would survive the termination of the First Lien Loan Documents but which indemnification claims shall be claims to be asserted against the Obligors).

f.     In the event that the Second Lien Agent and the Second Lien Lenders elect to purchase all (but not less than all) of the First Lien Indebtedness (other than the Excluded First Lien Indebtedness) pursuant to this Section 8, then the Second Lien Agent and the Second Lien Lenders agree to waive any notice of a resignation of the First Lien Agent under Section 10.07 of the First Lien Credit Agreement.

9.     Representations; Additional Agreements. The First Lien Agent represents and warrants to the Second Lien Agent that (a) it has the requisite power and authority to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the First Lien Lenders and to legally bind each of the First Lien Lenders to the terms and conditions set forth herein and (b) when this Agreement is executed and delivered by the First Lien Agent on behalf of itself and the First Lien Lenders, the essential provisions of this Agreement will be the legally valid and binding obligations of the First Lien Agent and the First Lien Lenders, enforceable against the First Lien Agent and any First Lien Lenders in accordance with their terms. The Second Lien Agent represents and warrants that (x) it has the requisite power and authority to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the Second Lien Lenders and to legally bind each of the Second Lien Lenders to the terms and conditions set forth herein and (y) when this Agreement is executed and delivered by the Second Lien Agent on behalf of itself and the Second Lien Lenders, the essential provisions of this Agreement will be the legally valid and binding obligations of the Second Lien Agent and the Second Lien Lenders, enforceable against the Second Lien Agent and any Second Lien Lenders in accordance with their terms. Each of the First Lien Agent (on behalf of itself and the First Lien Lenders) and the Second Lien Agent (on behalf of itself and the Second Lien Lenders) hereby agrees that at no time shall such party contest the validity or enforceability of any provision of this Agreement; provided, however, that the foregoing shall not preclude any party hereto from contesting the interpretation of a particular provision of this Agreement or its application to a particular circumstance.

10.           Additional Remedies.

a.     If the Second Lien Agent or any Second Lien Lender violates any of the terms of this Agreement, in addition to any remedies in law, equity, or otherwise that the First Lien Agent may have as a result of such violation, the First Lien Agent may (i) restrain such violation in any court of law or (ii) interpose this Agreement as a defense in any action by the Second Lien Agent or any Second Lien Lender. Upon the First Lien Agent’s written request, the Second Lien Agent or any Second Lien Lender will promptly take all actions which the First Lien Agent reasonably believes appropriate to carry out the purposes and provisions of this Agreement.

b.     If the First Lien Agent or any First Lien Lender violates any of the terms of this Agreement, in addition to any remedies in law, equity, or otherwise that the Second Lien Agent may have as a result of such violation, the Second Lien Agent may (i) restrain such violation in any court of law or (ii) interpose this Agreement as a defense in any action by the First Lien Agent or the First Lien Lenders. Upon the Second Lien Agent’s written request, the First Lien Agent or any First Lien Lender will promptly take all actions which the Second Lien Agent reasonably believes appropriate to carry out the purposes and provisions of this Agreement.

11.           Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by any party hereto shall be effective unless it is in a written agreement executed by the Second Lien Agent and the First Lien Agent, and then such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which given.

12.          Instrument Legends. The Second Lien Agent agrees that the face of each security agreement evidencing or securing the Second Lien Indebtedness or any portion thereof shall be inscribed with a legend conspicuously indicating that such security agreement is subject to the terms of this Agreement. Any security agreement evidencing or securing any of the Second Lien Indebtedness or any portion thereof which is hereafter executed will, on the date thereof, be inscribed with a similar legend.

13.           Information Concerning Financial Condition.

a.     The Second Lien Agent hereby assumes responsibility for keeping itself informed of the financial condition of Obligors and of all other circumstances bearing upon the risk of nonpayment of the Second Lien Indebtedness, and agrees that the First Lien Agent and the First Lien Lenders shall have no duty to advise the Second Lien Agent or the Second Lien Lenders of information known to the First Lien Agent or the First Lien Lenders regarding such condition or any such circumstances. In the event the First Lien Agent or any First Lien Lender, in its sole discretion, undertakes, at any time or from time to time, to provide any such information to the Second Lien Agent or the Second Lien Lenders, the First Lien Agent and the First Lien Lenders shall be under no obligation (i) to provide any such information to the Second Lien Agent or the Second Lien Lenders on any subsequent occasion, (ii) to undertake any investigation, or (iii) to disclose any information which, pursuant to its commercial finance practices, the First Lien Agent or any First Lien Lender wishes to maintain confidential. The Second Lien Agent acknowledges and agrees that the First Lien Agent and the First Lien Lenders have made no warranties or representations with respect to the legality, validity, enforceability, collectability or perfection of the First Lien Indebtedness or any liens or security interests held in connection therewith.

b.     The First Lien Agent hereby assumes responsibility for keeping itself informed of the financial condition of the Obligors and of all other circumstances bearing upon the risk of nonpayment of the First Lien Indebtedness, and agrees that the Second Lien Agent and the Second Lien Lenders shall have no duty to advise the First Lien Agent or the First Lien Lenders of information known to the Second Lien Agent or the Second Lien Lenders regarding such condition or any such circumstances. In the event the Second Lien Agent or any Second Lien Lender, in its sole discretion, undertakes, at any time or from time to time, to provide any such information to the First Lien Agent or the First Lien Lenders, the Second Lien Agent and the Second Lien Lenders shall be under no obligation (i) to provide any such information to the First Lien Agent or the First Lien Lenders on any subsequent occasion, (ii) to undertake any investigation, or (iii) to disclose any information which, pursuant to its commercial finance practices, the Second Lien Agent or any Second Lien Lender wishes to maintain confidential. The First Lien Agent acknowledges and agrees that the Second Lien Agent and the Second Lien Lenders have made no warranties or representations with respect to the legality, validity, enforceability, collectability or perfection of the Second Lien Indebtedness or any liens or security interests held in connection therewith.

14.          Third Party Beneficiaries. This Agreement is solely for the benefit of the First Lien Agent, the First Lien Lenders, the Second Lien Agent, and the Second Lien Lenders, and their respective successors and assigns, and neither any Obligor nor any other Person is intended to be a third party beneficiary hereunder or to have any right, benefit, priority or interest under, or because of the existence of, or to have any right to enforce, this Agreement. Nothing in this Agreement is intended to or shall be deemed to amend or modify the terms and conditions of the First Lien Loan Documents or the Second Lien Loan Documents. The First Lien Agent and the Second Lien Agent shall have the right to modify or terminate this Agreement at any time without notice to or approval of any Obligor or any other Person.

15.          No Impairment. Nothing in this Agreement is intended to or shall impair, as between the Obligors and the Second Lien Agent and the Second Lien Lenders, the obligation of the Obligors, which is absolute and unconditional, to pay the Second Lien Indebtedness as and when the same shall become due and payable in accordance with its terms, or affect the relative rights of the Second Lien Agent and the Second Lien Lenders and creditors of the Obligors other than the First Lien Agent and the First Lien Lenders.

16.          Subrogation. Solely after the Discharge of First Lien Indebtedness shall have occurred, the Second Lien Agent and the Second Lien Lenders shall be subrogated to the rights of the First Lien Agent and the First Lien Lenders to the extent that distributions otherwise payable to the Second Lien Agent or any Second Lien Lender have been applied to the payment of the First Lien Indebtedness in accordance with the provisions of this Agreement. The First Lien Agent and the First Lien Lenders shall have no obligation or duty to protect the Second Lien Agent and the Second Lien Lenders’ rights of subrogation arising pursuant to this Agreement or under any applicable law, nor shall the First Lien Agent, the First Lien Lenders or any other holder of the First Lien Indebtedness be liable for any loss to, or impairment of, any subrogation rights held by the Second Lien Agent or any Second Lien Lender.

17.          Notices. All demands, notices, and other communications provided for hereunder shall be in writing and, if to the First Lien Agent, mailed, sent by telecopy or delivered to it, addressed to it as follows:

CERBERUS BUSINESS FINANCE, LLC

875 Third Avenue

New York, New York 10022

Attention: Eric Miller

Telephone: 646-885-3874

Telecopier: 646-885-3875

With a copies to:

GOLDBERG KOHN LTD.

55 E. Monroe Street, Suite 3300

Attention: Seth H. Good, Esq.

Telephone: 312-863-7138

Telecopier: 312-863-7838

and if to the Second Lien Agent, mailed, sent by telecopy or delivered to it, addressed to it as follows:

OBSIDIAN AGENCY SERVICES, INC.

c/o Tennenbaum Capital Partners, LLC

2951 28th Street, Suite 1000

Santa Monica, California 90405

Attention: Asher Finci

Telephone: 310-566-1000

Telecopier: 310-899-4950

With copies to:

SCHULTE ROTH & ZABEL LLP

919 Third Avenue

New York, New York 10022

Attention: Frederic L. Ragucci, Esq.

Telephone: 213-756-2000

Telecopier: 213-593-5955

or as to any party at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 17. All such demands, notices and other communications shall be effective when delivered to the applicable addressee listed above. Both the First Lien Agent and the Second Lien Agent shall, in good faith, each endeavor to deliver to the other Agent all default and similar notices delivered to the Borrowers, provided, however, that the failure to deliver any such notice shall not give rise to a breach under this Agreement.

18.     Intentionally Omitted.

19.     Consent to Jurisdiction; Waiver of Jury Trial and Other Waivers. The Second Lien Agent and the First Lien Agent each consent to the jurisdiction of any state or federal court located within the County of New York, State of New York. Each Agent waives personal service of any and all process upon it, and consents that all service of process may be made in the manner set forth in Section 17 for notices. Each Agent waives, to the fullest extent each may effectively do so, any defense or objection based upon forum non conveniens and any defense or objection to venue of any action instituted within the County of New York, State of New York. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS AGREEMENT.

20.     Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made in the State of New York, and shall be interpreted, and the rights and liabilities of the parties hereto shall be determined, in accordance with the internal laws of the State of New York.

21.     Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns, subject to the provisions hereof.

22.     Integrated Agreement. This Agreement sets forth the entire understanding of the parties with respect to the within matters and may not be modified or amended except by a writing signed by all parties.

23.     Authority. Each of the parties hereto certifies that such party has all necessary authority to execute this Agreement.

24.     Counterparts. This Agreement may be executed in one or more counterparts, each one of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart.

25.     Headings. The headings contained in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

26.     Severability. Any provision of this Agreement that is prohibited by law or unenforceable shall be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision. To the extent permissible, the parties waive any law that prohibits any provision of this Agreement or renders any provision hereof unenforceable.

27.     Conflicts. To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of any of the First Lien Loan Documents or any of the Second Lien Loan Documents, on the other hand, this Agreement shall control and prevail.

28.     Termination. This Agreement shall continue in full force and effect until the earlier of: (a) the date on which the First Lien Agent provides notice to the Second Lien Agent that the First Lien Agent, on behalf and at the direction of the First Lien Lenders pursuant to the First Lien Loan Documents, releases and surrenders all security interests and liens in the Collateral and renounces any and all claims, rights and interests as a secured lender with respect to the Collateral and the Obligors; provided, however, that this Agreement may be revived to the extent provided for in Section 3.c and (b) the date on which the Second Lien Agent provides notice to the First Lien Agent that the Second Lien Agent, on behalf and at the direction of the Second Lien Lenders pursuant to the Second Lien Loan Documents, releases and surrenders all security interests and liens in the Collateral and renounces any and all claims, rights and interests as a secured lender with respect to the Collateral and the Obligors; provided, however, that this Agreement may be revived to the extent provided for in Section 3.c.

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, the First Lien Agent, for and on behalf of itself and the First Lien Lenders, and the Second Lien Agent, for and on behalf of itself and the Second Lien Lenders, have caused this Agreement to be duly executed and delivered as of the date first above written.

CERBERUS BUSINESS FINANCE, LLC, as First Lien Agent By: /s/Eric Miller Name: Eric Miller Title: Executive Vice President

OBSIDIAN AGENCY SERVICES, INC., as Second Lien Agent By: /s/Howard Levkowitz Name: Howard Levkowitz Title: Managing Partner

ACKNOWLEDGMENT

Each Obligor hereby acknowledges that it has received a copy of the foregoing Intercreditor Agreement and consents thereto, agrees to recognize all rights granted thereby to the First Lien Agent, the First Lien Lenders, the Second Lien Agent, and the Second Lien Lenders and will not do any act or perform any obligation which is not in accordance with the agreements set forth therein. Each Obligor further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under this Agreement.

OXFORD MINING COMPANY, LLC

By: /s/Bradley W. Harris
Name: Bradley W. Harris
Title: Senior Vice President and Chief Financial Officer

OXFORD RESOURCE PARTNERS, LP

By: Oxford Resources GP, LLC, its general partner

By: /s/Bradley W. Harris
Name: Bradley W. Harris
Title: Senior Vice President and Chief Financial Officer

OXFORD MINING COMPANY-KENTUCKY, LLC

By: /s/Bradley W. Harris
Name: Bradley W. Harris
Title: Senior Vice President and Chief Financial Officer

DARON COAL COMPANY, LLC

By: /s/Bradley W. Harris
Name: Bradley W. Harris
Title: Vice President and Assistant Treasurer

OXFORD CONESVILLE LLC

By: /s/Bradley W. Harris
Name: Bradley W. Harris
Title: Senior Vice President and Chief Financial Officer

OXFORD RESOURCES FINANCE CORPORATION

By: /s/Bradley W. Harris
Name: Bradley W. Harris
Title: Senior Vice President and Chief Financial Officer

Annex I

SUBORDINATED, LAST-OUT PARTICIPATION AGREEMENT

THIS SUBORDINATED, LAST-OUT PARTICIPATION AGREEMENT (this “Agreement”), dated as of [____________1, [201__], is entered into between each of [_____________] (collectively, the “Participants” and each, a “Participant”), [_____________] (collectively, the “Sellers” and each, a “Seller”) and CERBERUS BUSINESS FINANCE, LLC, as administrative agent and collateral agent for the First Lien Lenders (defined below).

W I T N E S S E T H:

WHEREAS, Oxford Mining Company, LLC (“Borrower”), Cerberus Business Finance, LLC, as administrative agent and collateral agent (the “First Lien Agent”) and the Sellers have entered into that certain Financing Agreement dated as of June [___],2013 (as amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the “First Lien Credit Agreement”) pursuant to which the First Lien Agent and the Sellers have agreed, upon the terms and conditions stated therein, to make term loans and revolving credit loans to, and to issue or cause the issuance of letters of credit for the benefit of, Borrower; and

WHEREAS, Borrower, Obsidian Agency Services, Inc., as administrative agent and collateral agent (the “Second Lien Agent”) and the Second Lien Lenders (as defined in the Intercreditor Agreement (defined below)) have entered into that certain Financing Agreement dated as of June [___], 2013 (as amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the “Second Lien Credit Agreement”) pursuant to which the Second Lien Agent and the Second Lien Lenders have agreed, upon the terms and conditions stated therein, to make term loans terms to Borrower; and

WHEREAS, Borrower, the First Lien Agent, for and on behalf of itself and the Sellers, and the Second Lien Agent, for and on behalf of itself and the Participants, have entered into that certain Intercreditor Agreement dated as of June [___],, 2013 (as amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the “Intercreditor Agreement”) to establish their respective rights and priorities in the Collateral (as such term is defined in the Intercreditor Agreement) and the proceeds thereof; and

WHEREAS, in accordance with the terms and provisions of the Intercreditor Agreement the Sellers have agreed to offer and the Participants have elected to purchase a subordinated, last-out, participation interest in the First Lien Term Loans (as such term is defined in the Intercreditor Agreement, including any DIP Financing (as such term is defined in the Intercreditor Agreement) that refinances the First Lien Term Loans that are subject to the right to purchase set forth in Section Id of the Intercreditor Agreement) on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the agreements herein contained, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.             Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Intercreditor Agreement.

2.             Subordinated, Last-Out Participation.

(a)           In General. The Sellers hereby sell to the Participants, and the Participants hereby purchase from the Sellers a subordinated, last-out participation interest in the Sellers’ interest in the First Lien Term Loans made pursuant to the terms of the First Lien Credit Agreement in the amounts set forth on Exhibit A hereto, subject to the terms and conditions of this Agreement (the “Participation Interest”).

(b)           Payments. On the date hereof, the Participants shall pay to the First Lien Agent, on behalf of the Sellers, in immediately available funds, an amount equal to [$7,500,000] in respect of the Participants’ Participation Interest in the outstanding principal amount of the First Lien Term Loans as of the date hereof.

(c)           Characterization of Participation Interest. The aforesaid sale of Participation Interests by the Sellers to the Participants is absolute, without recourse and, except as expressly provided herein, without representation or warranty of any kind by the First Lien Agent or the Sellers. This Agreement evidences a sale to the Participants of their Participation Interest only, and it does not evidence or create, and shall not be construed as evidencing or creating, an extension of credit from the Participants to the First Lien Agent or the Sellers, a security issued by the First Lien Agent or the Sellers, an investment by the Participants in the First Lien Agent or the Sellers, or a partnership, trust, fiduciary relationship.

(d)           Exclusion of Other Loans. Notwithstanding any provision of this Agreement to the contrary, the Participants shall be entitled to their Participation Interest in the First Lien Term Loan and capitalized interest payable with respect thereto (at the rates applicable to the First Lien Term Loan from time to time under the terms of the First Lien Credit Agreement), and all fees and charges related thereto (including future amendment, consent fees or other amounts allocable to the First Lien Term Loan, prepayment or early termination fees allocable to the First Lien Term Loan and/or withholding tax charges allocable to the First Lien Term Loan, with respect to which the Participants shall be entitled to a pro rata interest in proportion to the Participants’ interest in the outstanding First Lien Term Loan at such time), but the Participants shall not have any interest in (i) any of the other First Lien Indebtedness, fees or charges payable by Borrower to First Lien Agent solely for its own account, (ii) any of the other First Lien Indebtedness, fees or charges payable by Borrower with respect to First Lien Revolving Loans (as such term is defined in the Intercreditor Agreement), or (iii) expense reimbursements payable by Borrower to First Lien Agent, Sellers or any other First Lien Lender under the First Lien Credit Agreement or any of the other First Lien Loan Documents. All of the First Lien Indebtedness (including without limitation Obligations pertaining to any Post-Petition Interest, Fees and Other Costs (as defined below)) that are not included in Participants’ interest hereunder pursuant to the first sentence of this clause (d)) owing to First Lien Agent, Sellers and each other First Lien Lender, other than principal, capitalized interest, fees, charges and any other amounts due in respect of Participants’ Participation Interest in the First Lien Term Loan as specified herein, are collectively referred to as the “Non-Participated Obligations”. The term “Obligations” is used herein as defined in the First Lien Credit Agreement, and shall include interest, fees and costs accruing at the then applicable rate provided in the First Lien Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, with respect to Borrower or any other Obligor, whether or not a claim for post-filing or post-petition interest, fees and costs is allowed or allowable in such proceeding (collectively, “Post-Petition Interest, Fees and Other Costs”).

3.             Payments.

(a)           Payments Received by First Lien Agent. Payments in respect of the Participation Interest shall be made in accordance with this Section 3(a). All payments received by the First Lien Agent pursuant to the First Lien Credit Agreement or the other First Lien Loan Documents shall be applied to the First Lien Indebtedness in accordance with the terms of the First Lien Credit Agreement and such other First Lien Loan Documents; provided, that the First Lien Agent shall have no obligation to apply any principal or interest payments, proceeds of Collateral, distributions in bankruptcy or other amounts received by the First Lien Agent pursuant the First Lien Loan Documents or otherwise to the Participants’ Participation Interest until all of the Non-Participated Obligations have been indefeasibly paid in full in cash (other than Surviving Obligations (as defined below)) and all commitments to lend under the First Lien Credit Agreement have been terminated; provided further, that the Participants shall be entitled to receive interest payments in respect of the Participants’ Participation Interest if such interest payments are received by the First Lien Agent at a time no Event of Default is outstanding under the First Lien Credit Agreement. The term “Surviving Obligations” as used herein shall mean, as of any date of determination, Non-Participated Obligations consisting of reimbursement and indemnification obligations that, by the terms of the First Lien Credit Agreement, expressly survive termination of the First Lien Credit Agreement and for which no amount is due and owing as of such date. Nothing contained in this Section 3.1 shall be interpreted to modify Borrower’s obligation to repay principal or to pay capitalized interest or any other amounts due in respect of the Participants’ Participation Interest in the First Lien Term Loan.

(b)           Payments Received by Participants. All payments with respect to the First Lien Indebtedness (including, without limitation, any payment by way of setoff, banker’s lien, counterclaim, realization on Collateral or otherwise) received by the Participants at any time (prior to all of the Non-Participated Obligations having been indefeasibly paid in full in cash (other than Surviving Obligations) and all commitments to lend under the First Lien Credit Agreement having been terminated), from any source other than the First Lien Agent as provided in this Agreement, shall be held by the Participants in trust for the First Lien Agent and shall be promptly forwarded to the First Lien Agent for application pursuant to the terms of this Agreement.

4.             Return of Payments.

(a)           Payment by First Lien Agent. If the First Lien Agent pays an amount to the Participants under this Agreement in the belief or expectation that a related payment has been or will be received by the First Lien Agent, and such related payment is not received by the First Lien Agent, then the First Lien Agent will be entitled to recover such amount from the Participants, and the Participants will promptly pay such amount to the First Lien Agent on demand, without set-off, counterclaim, or deduction of any kind by the Participants.

(b)           Turnover. Without limiting the foregoing, if any court of competent jurisdiction renders a final, non-appealable judgment that the First Lien Agent or the Sellers are the transferee of a preferential or other avoidable transfer with respect to the First Lien Indebtedness, then, to the extent the Participants received payment from, or the economic benefit of, such alleged transfer, the Participants shall repay to the First Lien Agent on demand the amount of such transfer, together with interest at such rate, if any, as the First Lien Agent and the Sellers are required to pay, without set-off, counterclaim, or deduction of any kind by the Participants. To the extent that any amounts previously paid in respect of the First Lien Indebtedness are recovered from the First Lien Agent or the Sellers, such amounts owing, at First Lien Agent’s election, shall be reinstated as part of the First Lien Indebtedness, repayable in accordance with the priorities established herein and in the First Lien Credit Agreement. The provisions of this Section 4(b) shall survive the termination of this Agreement.

(c)           Obligations Absolute. The Participants’ obligations under Section 2(b) and this Section 4 are absolute, unconditional, and continuing, and will be unaffected by any one or more of the following: (i) any amendment or waiver of any term of the First Lien Credit Agreement or any of the other First Lien Loan Documents in accordance with the terms of this Agreement; (ii) any extension, indulgence, settlement or compromise granted or agreed to in relation to the First Lien Indebtedness in accordance with the terms of this Agreement; (iii) any release of any security for, or any guarantee of, any of the First Lien Indebtedness in accordance with the terms of this Agreement; (iv) the invalidity, unenforceability, or insufficiency of the First Lien Credit Agreement or any of the other First Lien Loan Documents; (v) any default by, or insolvency of, Borrower, any Obligor or any other Person under the First Lien Credit Agreement or any of the other First Lien Loan Documents; (vi) any act or omission on the First Lien Agent’s, the Sellers’, or any other First Lien Lender’s part relating to this Agreement, the First Lien Credit Agreement, any of the other First Lien Loan Documents, the First Lien Indebtedness or the Collateral except resulting from the gross negligence or willful misconduct of the First Lien Agent or the Sellers; (vii) any failure to give notice to the Participants of any of the foregoing; (viii) any requirement that the First Lien Agent, the Sellers or any other First Lien Lender take any action under the First Lien Loan Documents against Borrower, any Obligor or any other Person or against their respective assets; (ix) any defenses at law or in equity which the Participants may have to the full discharge of any of their obligations under this Agreement; or (x) termination or expiration of the First Lien Credit Agreement.

5.             Participants’ Acknowledgments, Representations, Warranties, and Covenants.

(a)           Representations. The Participants hereby represent, warrant, and covenant to the First Lien Agent and the Sellers as follows:

(i)            this Agreement constitutes the legal, valid and binding obligation of the Participants, and is enforceable in accordance with its terms, subject to the effect of any bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally;

(ii)           the Participants’ execution of this Agreement and the performance of their obligations hereunder will not require any registration with, notice to, or consent or approval by any federal, state or local governmental or regulatory body;

(iii)          the Participants are familiar with transactions of the kind and scope reflected in this Agreement, the First Lien Credit Agreement and the other First Lien Loan Documents;

(iv)          the Participants are sophisticated investors and have made and will continue to make their own independent investigation and appraisal of the financial condition and affairs of Borrower and each Obligor, have conducted and will continue to conduct their own evaluation of the First Lien Credit Agreement and the other First Lien Loan Documents, the First Lien Indebtedness, the Collateral and the creditworthiness of Borrower and each Obligor, and have made the decision to acquire their Participation Interest independently and without reliance upon the First Lien Agent or the Sellers;

(v)           the Participants are acquiring the Participation Interest for their own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Participants have no present intention of selling, granting any participation in, or otherwise distributing the same;

(vi)          the Participants shall not obtain or seek to obtain any security interest in all or any portion of the Collateral except in accordance with this Agreement and the Intercreditor Agreement;

(vii)         the Participants are not purchasing the Participation Interest on behalf of one or more employee benefit plans, or with proceeds which constitute “plan assets,” as defined in the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder; and

(viii)        the Participants acknowledge receipt of a copy of the First Lien Credit Agreement and all of the other First Lien Loan Documents requested by the Participants. The Participants further acknowledge that the First Lien Agent and the Sellers may possess material information not known to the Participants regarding or relating to Borrower and the Obligors or their affiliates or the Collateral, that it has not requested such information, and that the First Lien Agent and the Sellers shall have no liability whatsoever with respect to non-disclosure of such information, whether before or after the date hereof.

6.             Management of Financing Arrangements; Enforcement.

(a)           Rights of the Parties. Until such time as all Non-Participated Obligations have been repaid in full and all commitments to lend under the First Lien Credit Agreement have been terminated, the Participants shall not have any voting rights, or consent or approval rights, in respect of the First Lien Credit Agreement or the other First Lien Loan Documents. Without limiting the foregoing, as between the First Lien Agent and the Sellers, and the Participants, the First Lien Agent and Sellers shall have the exclusive right, in the First Lien Agent’s and the Sellers’ name alone, to carry out the provisions of the First Lien Credit Agreement and the other First Lien Loan Documents, and, without the consent of the Participants, the Sellers may vote to amend the First Lien Credit Agreement or the other First Lien Loan Documents in any respect, waive any of the terms of the First Lien Credit Agreement or the First Lien Loan Documents, and release any Collateral for, or guaranty of, the First Lien Indebtedness, enforce and collect the First Lien Indebtedness, exercise and enforce all rights and privileges granted to the First Lien Agent and the Sellers under the First Lien Credit Agreement and the other First Lien Loan Documents, and take or refrain from taking legal action to enforce or protect the Participants’ and/or the First Lien Agent’s and the Sellers’ interests with respect to the First Lien Credit Agreement, the other First Lien Loan Documents, the Collateral and the First Lien Indebtedness. The Participants shall not have, or shall seek to exercise, any right of legal or equitable redress against Borrower, any Obligor or any Collateral in connection with the First Lien Term Loan, the First Lien Credit Agreement, any First Lien Loan Document or this Agreement until all of the Non-Participated Obligations have been indefeasibly paid in full in cash (other than the Surviving Obligations) and all commitments to lend under the First Lien Credit Agreement have been terminated. Notwithstanding anything to the contrary set forth in this Agreement, the First Lien Agent and the Sellers will not take any of the following actions unless the Participants have consented in writing in advance thereto: (i) any amendment, waiver, modification or consent to the First Lien Credit Agreement or any other First Lien Loan Document that requires the consent of (x) an affected lender under the First Lien Credit Agreement that holds the Participation Interest or (y) all of the lenders under the First Lien Credit Agreement, (ii) any amendment, waiver or modification of Section 4.02 of the First Lien Credit Agreement (with respect to the First Lien Term Loans), or (iii) any amendment to the First Lien Credit Agreement that grants special rights to a specific First Lien Lender (in its capacity as the holder of First Lien Term Loans) that are not granted to all holders of First Lien Term Loans (excluding, however, rights granted to holders of First Lien Term Loans in their capacity as Required Lenders (as such term is defined in the First Lien Credit Agreement)).

(b)           Notices and Reports. The First Lien Agent and the Sellers shall have no duty to provide, or liability for their failure to provide, notices, reports and other financial information to the Participants, and the First Lien Agent and the Sellers shall have no obligation to share with the Participants any analyses of the First Lien Agent and the Sellers that the First Lien Agent or the Sellers may make with respect to the business or financial condition of Borrower, any Obligor or any of their respective property; provided, however, that First Lien Agent shall provide to the Participants copies of all notices and other financial information provided by Borrower to the First Lien Agent.

(c)           Failure to Enforce. No failure or delay by the First Lien Agent or the Sellers to exercise any power, right or privilege under this Agreement or under the First Lien Credit Agreement or any of the other First Lien Loan Documents will impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein. No single or partial exercise of any such power, right or privilege will preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies of the First Lien Agent and the Sellers under this Agreement are cumulative with, and not exclusive of, any rights or remedies otherwise available to the First Lien Agent or the Sellers against the Participants.

7.             Limitation of Liability.

(a)           Representations by the Sellers. Each Seller hereby represents and warrants that (i) it is the legal and beneficial owner of the interest being sold by it hereunder and that such interest is free and clear of any adverse claim, lien, or encumbrance of any kind; (ii) it has the legal and contractual authority to sell the Participation Interest to Participants; (iii) it has the authority to execute and deliver this Agreement; (iv) this Agreement constitutes the legal, valid and binding obligation of the Sellers, and is enforceable in accordance with its terms, subject to the effect of any bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and (v) each Seller’s execution of this Agreement and the performance of its obligations hereunder will not require any registration with, notice to, or consent or approval by any federal, state or local governmental or regulatory body.

(b)           No Further Representations by the First Lien Agent or the Sellers. The First Lien Agent and the Sellers make no representations or warranties of any kind, express or implied, and assumes no responsibility or liability whatsoever, with regard to (i) the First Lien Credit Agreement, the other First Lien Loan Documents or the First Lien Indebtedness or the validity, genuineness, enforceability or collectibility of any of them, (ii) the performance of, or compliance with, any of the terms or provisions of the First Lien Credit Agreement or any of the other First Lien Loan Documents, (iii) any of the property, books or records of Borrower or any Obligor, (iv) the validity, enforceability, perfection, priority, condition, value or sufficiency of any of the Collateral or (v) the present or future solvency or financial worth of Borrower, any Obligor or any of their respective affiliates or any other Person obligated with respect to the First Lien Indebtedness.

(c)           No Duty. The First Lien Agent and the Sellers do not, and will not, have any duty, either initially or on a continuing basis, to make any inquiry, investigation, evaluation or appraisal on the Participants’ behalf, nor will the First Lien Agent or the Sellers have any responsibility or liability with respect to the accuracy or completeness of any information provided to the Participants which has been provided to the First Lien Agent or the Sellers by Borrower, any Obligor or any other Person.

(d)           Not a Trustee. None of the First Lien Agent or the Sellers will be deemed to be a trustee or agent for the Participants in connection with this Agreement, the First Lien Credit Agreement, the other First Lien Loan Documents, the First Lien Indebtedness or the Collateral, nor will the First Lien Agent or the Sellers be considered to have a fiduciary relationship with the Participants by virtue of this Agreement or any other document or by operation of law, except as set forth in the First Lien Credit Agreement and the other First Lien Loan Documents in its role as First Lien Agent.

(e)           Right to Act. Until all of the Non-Participated Obligations have been indefeasibly paid in full in cash (other than the Surviving Obligations) and all commitments to lend under the First Lien Credit Agreement have been terminated, subject to the specific terms of Section 6(a) the First Lien Agent may use its sole discretion in administering the First Lien Indebtedness and the Collateral, and in exercising or refraining from exercising any rights or taking or refraining from taking any actions to which the First Lien Agent and the Sellers may be entitled under this Agreement, the First Lien Credit Agreement, the other First Lien Loan Documents or applicable law. In exercising such discretion, the First Lien Agent and the Sellers may, without incurring any liability to the Participants, rely upon the advice of legal counsel, accountants and other experts, including those retained by Borrower or any Obligor.

(f)           No Liability. The First Lien Agent and the Sellers will not be liable to the Participants for any action or failure to act or any error of judgment, negligence, mistake or oversight on the First Lien Agent’s or the Sellers’ part or on the part of any of the First Lien Agent’s or the Sellers’ agents, officers, employees or attorneys, except for such matters that any court of competent jurisdiction determines, in a final, non-appealable judgment, result from the First Lien Agent’s or the Sellers’ gross negligence or willful misconduct (or the gross negligence or willful misconduct of their agents or officers). The First Lien Agent and the Sellers will not be liable to the Participants for any action or failure of action taken by the First Lien Agent or the Sellers at Participants’ direction or request.

8.             Indemnification. The Participants hereby jointly and severally indemnify the First Lien Agent and the Sellers (to the extent the First Lien Agent and the Sellers have not been reimbursed by Borrower), in accordance with the Participation Interest, against, and agrees to hold the First Lien Agent and the Sellers harmless from, any and all claims, demands, actions, controversies, suits, obligations, losses, damages, judgments, awards, costs and expenses (collectively, “Losses”), including without limitation, all reasonable attorneys’ fees and disbursements and reasonable time charges of in-house counsel of the First Lien Agent and the Sellers, arising by reason of or resulting from (a) any breach of the Participants’ representations, warranties or covenants contained herein, (b) any sale, assignment or transfer of, or grant of a subparticipation in, all or any part of the Participation Interest or (c) the First Lien Agent’s or the Sellers’ following any direction or request of the Participants with respect to the Participation Interest. Notwithstanding the immediately preceding sentence, the First Lien Agent and the Sellers shall not be entitled to any indemnification whatsoever under this Section 8 to the extent any Loss results from gross negligence or willful misconduct on the First Lien Agent’s or the Sellers’ part as determined by any court of competent jurisdiction in a final, non-appealable judgment. In addition, and not in limitation of, the foregoing, to the extent the First Lien Agent or the Sellers are obligated to pay to or reimburse any Person with respect to First Lien Indebtedness for any costs or expenses incurred by such in connection with the First Lien Credit Agreement or any other First Lien Loan Document, the Participants hereby agrees that they are and shall be obligated to pay or reimburse the First Lien Agent and the Sellers for the amount of any such documented payment or reimbursement on a pro rata basis in proportion to the Participants’ interest in the outstanding First Lien Term Loan at such time (and, to the extent any such payment or reimbursement is made by the Participants to the First Lien Agent or the Sellers, the Participants shall be entitled to a refund or reimbursement from the First Lien Agent or the Sellers on a pro rata basis to the extent the First Lien Agent or the Sellers receives a refund or reimbursement for any such costs or expenses incurred from Borrower). The provisions of this Section 8 shall survive termination of this Agreement.

9.             Notices. Any notices, demands, requests or communications under this Agreement shall be in writing and shall be personally delivered, sent by facsimile or sent by certified mail, return receipt requested, at the addresses set forth below the respective parties’ signatures hereto. Notices personally delivered shall be effective when delivered; facsimile notices shall be effective when sent and confirmed by return transmission; and mailed notices shall be effective two (2) Business Days after deposit, postage prepaid in the United States mail. Addresses and facsimile numbers for notices may be changed by either party by written notice to the other, given as provided in this Section 10.

10.           Bankruptcy Rights. Without limiting the terms of Section 6(a) of this Agreement, upon the occurrence of a bankruptcy petition filed for or against Borrower or any Obligor, the Participants agree that the First Lien Agent and the Sellers shall have no liability to the Participants for, and the Participants waive any claim they may hereafter have against the First Lien Agent or the Sellers arising out of, (i) the First Lien Agent’s and the Sellers’ consent to the use of cash collateral pursuant to Section 363 of the United States Bankruptcy Code (Title 11 U.S.C. 101 et seq., as amended from time to time, the “Bankruptcy Code”), (ii) the First Lien Agent’s or the Sellers’ agreement to extend, or the First Lien Agent’s or the Sellers’ consent to the extension by another Person of, additional credit to Borrower or any Obligor, as debtor-in-possession, or to a trustee, pursuant to Section 364 of the Bankruptcy Code, (iii) subject to the terms of the Intercreditor Agreement, the First Lien Agent’s or the Sellers’ consent to a sale or other disposition of any Collateral free and clear of the First Lien Agent’s or the Sellers’ Liens under the Bankruptcy Code (including Sections 363, 365 to 1129 of the Bankruptcy Code), (iv) the First Lien Agent’s or the Sellers’ application of payments received in such case, including the application to the First Lien Indebtedness accruing after the commencement of such case (including without limitation interest, fees, costs and other charges, whether or not allowed as claims in such case); provided, that all payments must be applied in accordance with the payment application provisions of the First Lien Credit Agreement, as modified by Section 3(a), and (v) the First Lien Agent’s or the Sellers’ election made pursuant to Section 1111(b)(2) of the Bankruptcy Code.

11.           Miscellaneous.

(a)           Entire Agreement; Amendments. This Agreement embodies the entire agreement and understanding between the Sellers, the First Lien Agent and the Participants and supersedes any and all prior agreements and understandings with respect to the subject matter hereof. No amendment, modification, termination, or waiver of any provision of this Agreement will be effective without the written agreement of the Sellers, the First Lien Agent and the Participants.

(b)           Other Relationships. The First Lien Agent and the Sellers may make loans or otherwise extend credit to, and generally engage in any kind of debtor-creditor relationship with, Borrower, each Obligor, or any affiliate of Borrower or any Obligor, and receive payment on such loans or extensions of credit and otherwise act with respect thereto without accountability to the Participants, in the same manner as if this Agreement did not exist. The First Lien Agent may also act as Agent under the First Lien Credit Agreement and the other First Lien Loan Documents, in the same manner as if this Agreement did not exist.

(c)           Successors and Assigns. The Sellers may from time to time grant other participations in the First Lien Indebtedness (other than the First Lien Indebtedness subject to the Participation Interest) or assign or transfer the First Lien Indebtedness or any portion thereof (other than the First Lien Indebtedness subject to the Participation Interest) to any other Person. The Participants may not sell, assign, grant a participation interest in, or otherwise transfer all or any portion of this Agreement or the Participation Interest; provided however, that, the Participants may assign the Participation Interest to an Investment Affiliate so long as the First Lien Agent receives (i) written notice of such assignment, together with payment instructions, addresses, and related information with respect to such Investment Affiliate and (ii) a joinder to this Agreement, in form and substance reasonably satisfactory to the First Lien Agent, executed by such Investment Affiliate, along with any other documents reasonably required by the First Lien Agent (for purposes of this proviso, “Investment Affiliate” shall mean a Person that is controlled by Participants, controls the Participants, or is under common control with the Participants and in each case is organized for the purpose of making equity or debt investments in companies). This Agreement shall be binding upon the parties hereto, and inure to the benefit of their respective successors and the First Lien Agent’s and the Sellers’ assignees.

(d)          Severability.     Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law. However, in the event any provision of this Agreement is or is held to be invalid, illegal or unenforceable under applicable law, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement. In addition, in the event any provision of or obligation under this Agreement is or is held to be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations in any other jurisdictions will not in any way be affected or impaired thereby.

(e)          Section Titles. Section and subsection titles in this Agreement are included for convenience of reference only and shall have no substantive effect.

(f)           Applicable Law. This Agreement shall be construed in all respects in accordance with and governed by the laws of the State of New York, without giving effect to any conflicts of laws provisions.

(g)          CONSENT TO JURISDICTION. THE PARTICIPANTS HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREE THAT, SUBJECT TO THE ELECTION OF THE FIRST LIEN AGENT AND THE SELLERS, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. THE PARTICIPANTS EXPRESSLY SUBMIT AND CONSENT TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS. THE PARTICIPANTS HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREE THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON THEM BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

(h)          WAIVER OF JURY TRIAL. THE PARTICIPANTS, THE FIRST LIEN AGENT AND THE SELLERS HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE PARTICIPANTS, THE FIRST LIEN AGENT AND THE SELLERS ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE PARTICIPANTS, THE FIRST LIEN AGENT AND THE SELLERS WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY TO REVIEW THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

(i)            Counterparts. This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, will be deemed an original and all of which shall together constitute one and the same instrument.

12.          Confidentiality. The Participants agree that they shall not disclose the existence of this Agreement, or disseminate any information not publicly available or previously made available by any other Person not in violation of the First Lien Credit Agreement or any other First Lien Loan Document regarding Borrower, any other Obligor, any of the Collateral, the First Lien Credit Agreement or any of the other First Lien Loan Documents to any Person (other than the Participants’ shareholders, directors, officers employees, affiliates, accountants, counsel and other representatives or regulatory authorities having jurisdiction over the Participants or pursuant to subpoena, court order or the like) without the First Lien Lender’s prior written consent.

13.          Elevation. Upon the indefeasible payment in full in cash of all Non Participated Obligations (other than Surviving Obligations), the Sellers agree to assign to the Participants the First Lien Term Loans that are the subject of the Participation Interest, subject to and in accordance with Section 12.07 of the First Lien Credit Agreement; provided, however, that such assignment shall not take effect until the date on which Cerberus Business Finance, LLC (or any of its Affiliates) is no longer Agent under the First Lien Credit Agreement in accordance with Section 10.07 of the First Lien Credit Agreement (and in connection therewith, Cerberus Business Finance, LLC (or any of its Affiliates) agrees to provide written notice of its resignation to the Lenders, the L/C Issuer and the Administrative Borrower (as such terms are defined in the First Lien Credit Agreement) upon the date that all Non-Participated Obligations (other than Surviving Obligations) are indefeasibly paid in full in cash).

14.          Bankruptcy Issues. This Agreement shall apply in all respects both prior to and, to the extent permissible under applicable law, during the pendency of any proceedings under the Bankruptcy Code.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CERBERUS BUSINESS FINANCE, LLC, as First Lien Agent

By:
Its:

SELLERS:

[ ]

By:
Its:

PARTICIPANTS:

By:
Its:

Signature Page to Subordinated, Last-Out Participation Agreement

EXHIBIT A

PARTICIPATION INTEREST

Participant	Participation Interest

Address for Participants: